Exhibit 4.3






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             CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                                  (Depositor)


                                      and


                         KEYBANK NATIONAL ASSOCIATION
                                   (Seller)


                  __________________________________________


                       MORTGAGE LOAN PURCHASE AGREEMENT


                        Dated as of September 11, 2003


                  __________________________________________









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                               TABLE OF CONTENTS


                                                                          Page
                                                                          ----

Section 1.    Transactions on or Prior to the Closing Date...................1
Section 2.    Closing Date Actions...........................................1
Section 3.    Conveyance of Mortgage Loans...................................2
Section 4.    Depositor's Conditions to Closing..............................7
Section 5.    Seller's Conditions to Closing.................................8
Section 6.    Representations and Warranties of Seller.......................9
Section 7.    Obligations of Seller.........................................11
Section 8.    Crossed Mortgage Loans........................................14
Section 9.    Rating Agency Fees; Costs and Expenses Associated with a
              Defeasance....................................................14
Section 10.   Representations and Warranties of Depositor...................15
Section 11.   Survival of Certain Representations, Warranties and Covenants.15
Section 12.   Transaction Expenses..........................................15
Section 13.   Recording Costs...............................................16
Section 14.   Notices.......................................................16
Section 15.   Examination of Mortgage Files.................................16
Section 16.   Successors....................................................16
Section 17.   Governing Law.................................................17
Section 18.   Severability..................................................17
Section 19.   Further Assurances............................................17
Section 20.   Counterparts..................................................17
Section 21.   Treatment as Security Agreement...............................17
Section 22.   Recordation of Agreement......................................18


Schedule I       Schedule of Transaction Terms

Schedule II      Mortgage Loan Schedule for KeyBank Loans

Schedule III     Mortgage Loans Constituting Mortgage Groups

Schedule IV      Mortgage Loans with Lost Mortgage Notes

Schedule V       Exceptions with Respect to Seller's Representations and
                 Warranties

Exhibit A        Representations and Warranties of Seller Regarding the
                 Mortgage Loans

Exhibit B        Form of Lost Mortgage Note Affidavit


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


                       MORTGAGE LOAN PURCHASE AGREEMENT


          This Mortgage Loan Purchase Agreement (this "Agreement"), dated as of September 11, 2003, is made by and between KEYBANK NATIONAL ASSOCIATION, a national banking association ("Seller"), and CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP., a Delaware corporation ("Depositor").

                                   RECITALS


                  I. Capitalized terms used herein without definition have the meanings ascribed to them in the Schedule of Transaction Terms attached hereto as Schedule I, which is incorporated herein by this reference, or, if not defined therein, in the Pooling and Servicing Agreement.

                  II. On the Closing Date, and on the terms set forth herein, Seller has agreed to sell to Depositor and Depositor has agreed to purchase from Seller the mortgage loans identified on the schedule (the "Mortgage Loan Schedule") annexed hereto as Schedule II (each such mortgage loan, a "Mortgage Loan" and, collectively, the "Mortgage Loans"). Depositor intends to deposit the Mortgage Loans and other assets into a trust fund (the "Trust Fund") created pursuant to the Pooling and Servicing Agreement and to cause the issuance of the Certificates.

                                   AGREEMENT


          NOW, THEREFORE, on the terms and conditions set forth below and for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, Depositor and Seller agree as follows:

          Section 1. Transactions on or Prior to the Closing Date. On or prior to the Closing Date, Seller shall have delivered the Mortgage Files with respect to each Mortgage Loan to Wells Fargo Bank Minnesota, N.A., as trustee (the "Trustee"), against receipt by Seller of a trust receipt, pursuant to an arrangement between Seller and the Trustee.

          Section 2. Closing Date Actions. The sale of the Mortgage Loans shall take place on the Closing Date, subject to and simultaneously with the deposit of the Mortgage Loans into the Trust Fund, the issuance of the Certificates and the sale of (a) the Publicly Offered Certificates by Depositor to the Underwriters pursuant to the Underwriting Agreement and (b) the Private Certificates by Depositor to the Initial Purchaser pursuant to the Certificate Purchase Agreement. The closing (the "Closing") shall take place at the offices of Sidley Austin Brown & Wood LLP, 787 Seventh Avenue, New York, New York 10019, or such other location as agreed upon between the parties hereto. On the Closing Date, the following actions shall take place in sequential order on the terms set forth herein:

          (i) Seller shall sell to Depositor, and Depositor shall purchase from Seller, the Mortgage Loans pursuant to this Agreement for the Mortgage Loan Purchase Price (as defined herein). The Mortgage Loan Purchase Price shall be paid by Depositor to Seller by wire transfer in immediately available funds to an account designated by Seller on or prior to the Closing Date (or, by such other method as shall be mutually acceptable to Depositor and Seller). The "Mortgage Loan Purchase Price" paid by Depositor shall be equal to the amount that the Depositor and the Seller have mutually agreed upon as the "Net Securitization Proceeds/Fees" under "KeyBank Share" in the settlement statement (which amount includes, without limitation, accrued interest and is less those costs and expenses to be paid by the Seller, including those expenses to be paid pursuant to Section 12 hereof).

          (ii) Pursuant to the terms of the Pooling and Servicing Agreement, Depositor shall sell all of its right, title and interest in and to the Mortgage Loans to the Trustee for the benefit of the Holders of the Certificates.

          (iii) Depositor shall sell to the Underwriters, and the Underwriters shall purchase from Depositor, the Publicly Offered Certificates pursuant to the Underwriting Agreement, and Depositor shall sell to the Initial Purchaser, and the Initial Purchaser shall purchase from Depositor, the Private Certificates pursuant to the Certificate Purchase Agreement.

          (iv) The Underwriters will offer the Publicly Offered Certificates for sale to the public pursuant to the Prospectus and the Prospectus Supplement and the Initial Purchaser will privately place certain classes of the Private Certificates pursuant to the Offering Circular.

          Section 3. Conveyance of Mortgage Loans. On the Closing Date, Seller shall sell, convey, assign and transfer, without recourse except as provided herein, to Depositor, free and clear of any liens, claims or other encumbrances, all of Seller's right, title and interest in, to and under: (i) each of the Mortgage Loans identified on the Mortgage Loan Schedule; and (ii) all property of Seller described in Section 21(b) of this Agreement, including, without limitation, (A) all scheduled payments of interest and principal due on or with respect to the Mortgage Loans after the Cut-off Date and (B) all other payments of interest, principal or yield maintenance charges received on or with respect to the Mortgage Loans after the Cut-off Date, other than any such payments of interest or principal or yield maintenance charges that were due on or prior to the Cut-off Date. The Mortgage File for each Mortgage Loan shall consist of the following documents:

          (a) each original Note (or with respect to those Mortgage Loans listed in Schedule IV hereto, a "lost note affidavit" substantially in the form of Exhibit B hereto and a true and complete copy of the Note), bearing, or accompanied by, all prior and intervening endorsements or assignments showing a complete chain of endorsement or assignment from the Mortgage Loan Originator either in blank or to the Seller, and further endorsed by the Seller, on its face or by allonge attached thereto, without recourse, in blank or to the order of the Trustee in the following form: "Pay to the order of Wells Fargo Bank Minnesota, N.A., as trustee for the registered Holders of Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2003-C4, without recourse, representation or warranty, express or implied";

          (b) a duplicate original Mortgage or a counterpart thereof or, if such Mortgage has been returned by the related recording office, (A) an original, (B) a certified copy or (C) a copy thereof from the applicable recording office, and originals or counterparts (or originals or copies of certified copies from the applicable recording office) of any intervening assignments thereof from the Mortgage Loan Originator to the Seller, in each case in the form submitted for recording or, if recorded, with evidence of recording indicated thereon;

          (c) an original assignment of Mortgage, in recordable form (except for any missing recording information and, if applicable, completion of the name of the assignee), from the Seller (or the Mortgage Loan Originator), either in blank or to "Wells Fargo Bank Minnesota, N.A., as trustee for the registered Holders of Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2003-C4";


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


          (d) an original, counterpart or copy of any related Assignment of Leases (if such item is a document separate from the Mortgage), and the originals, counterparts or copies of any intervening assignments thereof from the Mortgage Loan Originator of the Loan to the Seller, in each case in the form submitted for recording or, if recorded, with evidence of recording thereon;

          (e) an original assignment of any related Assignment of Leases (if such item is a document separate from the Mortgage), in recordable form (except for any missing recording information and, if applicable, completion of the name of the assignee), from the Seller (or the Mortgage Loan Originator), either in blank or to "Wells Fargo Bank Minnesota, N.A., as trustee for the registered Holders of Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2003-C4";

          (f) an original or true and complete copy of any related Security Agreement (if such item is a document separate from the Mortgage), and the originals or copies of any intervening assignments thereof from the Mortgage Loan Originator to the Seller;

          (g) an original assignment of any related Security Agreement (if such item is a document separate from the Mortgage), from the Seller (or the Mortgage Loan Originator), either in blank or to "Wells Fargo Bank Minnesota, N.A., as trustee for the registered Holders of Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2003-C4," which assignment may be included as part of an omnibus assignment covering other documents relating to the Mortgage Loan (provided that such omnibus assignment is effective under applicable law);

          (h) originals or copies of all (A) assumption agreements, (B) modifications, (C) written assurance agreements and (D) substitution agreements, together with any evidence of recording thereon or in the form submitted for recording, in those instances where the terms or provisions of the Mortgage, Note or any related security document have been modified or the Mortgage Loan has been assumed;

          (i) the original lender's title insurance policy or a copy thereof (together with all endorsements or riders that were issued with or subsequent to the issuance of such policy), or if the policy has not yet been issued, a binding written commitment (which may be a pro forma or specimen title insurance policy which has been accepted or approved in writing by the related title insurance company) or interim binder that is marked as binding and countersigned by the title company, insuring the priority of the Mortgage as a first lien on the related Mortgaged Property, relating to such Mortgage Loan;

          (j) the original or a counterpart of any guaranty of the obligations of the Borrower under the Mortgage Loan;

          (k) certified or other copies of all UCC Financing Statements and continuation statements which show the filing or recording thereof or copies thereof in the form submitted for filing or recording sufficient to perfect (and maintain the perfection of) the security interest held by the Mortgage Loan Originator (and each assignee prior to the Trustee) in and to the personality of the Borrower at the Mortgaged Property that is described in the related Mortgage or a separate security agreement, and original UCC Financing Statement assignments in a form suitable for filing or recording, sufficient to transfer such security interest to the Trustee;



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

          (l) the original or copy of the power of attorney (with evidence of recording thereon) granted by the Borrower if the Mortgage, Note or other document or instrument referred to above was not signed by the Borrower;

          (m) with respect to any debt of a Borrower permitted under the related Mortgage Loan, an original or copy of a subordination agreement, standstill agreement or other intercreditor, co-lender or similar agreement relating to such other debt, if any, including any mezzanine loan documents or preferred equity documents, and a copy of the promissory note relating to such other debt (if such other debt is also secured by the related Mortgage);

          (n) with respect to any Cash Collateral Accounts and Lock-Box Accounts, an original or copy of any related cash collateral control agreement or lock-box control agreement, as applicable, and a copy of the UCC Financing Statements, if any, submitted for filing with respect to the Seller's security interest in the Cash Collateral Accounts and Lock-Box Accounts and all funds contained therein (together with UCC Financing Statement assignments in a form suitable for filing or recording, sufficient to transfer such security interest to the Trustee on behalf of the Certificateholders);

          (o) an original or copy of any related Loan Agreement (if separate from the related Mortgage), and an original or copy of any related Lock-Box Agreement or Cash Collateral Agreement (if separate from the related Mortgage and Loan Agreement);

          (p) the originals of letters of credit, if any, relating to the Mortgage Loan;

          (q) any related environmental insurance policies and any environmental guaranty or indemnity agreements or copies thereof; and

          (r) the original ground lease, if any, and any amendments, modifications or extensions thereto, and any ground lease estoppel, or a copy of any of the foregoing.

          Notwithstanding the foregoing, in the event that, in connection with any Mortgage Loan, the Seller cannot deliver, or cause to be delivered, an original, counterpart or certified copy, as applicable, of any of the documents and/or instruments required to be delivered pursuant to clauses (b),
(d), (h), (k) (other than assignments of UCC Financing Statements to be recorded or filed in accordance with the transfer contemplated by this Agreement), (l) and (n) (other than assignments of UCC Financing Statements to be recorded or filed in accordance with the transfer contemplated by this Agreement) above with evidence of recording or filing thereon on the Closing Date, solely because of a delay caused by the public recording or filing office where such document or instrument has been delivered for recordation or filing, the Seller: (i) shall deliver, or cause to be delivered, to the Trustee a duplicate original or true copy of such document certified by the applicable public recording or filing office, the applicable title insurance company or the Seller to be a true and complete duplicate original or copy of the original thereof submitted for recording or filing; and (ii) shall deliver, or cause to be delivered, to the Trustee either the original of such non-delivered document or instrument, or a photocopy thereof (certified by the appropriate public recording or filing office to be a true and complete copy of the original thereof submitted for recording or filing), with evidence of recording or filing thereon, within 120 days of the Closing Date, which period may be extended up to two times, in each case for an additional period of 45 days (provided that the Seller, as certified in writing to the Trustee prior to each such 45-day extension, is in good faith attempting to obtain from the appropriate county recorder's office such original or photocopy). Compliance with this paragraph will satisfy the Seller's delivery requirements under this
Section 3 with respect to the subject document(s).



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          Notwithstanding the foregoing, in the event that, in connection with any Mortgage Loan, the Seller cannot deliver, or cause to be delivered, an original, counterpart or certified copy, as applicable, of any of the documents and/or instruments required to be delivered pursuant to clauses (b),
(d), (h), (k) (other than assignments of UCC Financing Statements to be recorded or filed other than in accordance with the transfer contemplated by this Agreement), (l) and (n) (other than assignments of UCC Financing Statements to be recorded or filed in accordance with the transfer contemplated by this Agreement) above with evidence of recording or filing thereon, for any other reason, including without limitation, that such non-delivered document has been lost, the delivery requirements of this Agreement shall be deemed to have been satisfied and such non-delivered document shall be deemed to have been included in the related Mortgage File if a photocopy of such non-delivered document (with evidence of recording or filing thereon and certified by the appropriate recording or filing office to be a true and complete copy of the original thereof as filed or recorded) is delivered to the Trustee on or before the Closing Date.

          Notwithstanding the foregoing, in the event that the Seller cannot deliver any UCC Financing Statement assignment with the filing information of the related UCC Financing Statement with respect to any Mortgage Loan, solely because such UCC Financing Statement has not been returned by the public filing office where such UCC Financing Statement has been delivered for filing, the Seller shall so notify the Trustee and shall not be in breach of its obligations with respect to such delivery, provided that the Seller promptly forwards such UCC Financing Statement to the Trustee upon its return, together with the related original UCC Financing Statement assignment in a form appropriate for filing.

          The Seller may, at its sole cost and expense, but is not obligated to, engage a third party contractor to prepare or complete in proper form for filing or recording any and all assignments of Mortgage, assignments of Assignments of Leases and assignments of UCC Financing Statements to the Trustee to be delivered pursuant to clauses (c), (e), (k) and (n) above (collectively, the "Assignments"), to submit the Assignments for filing and recording, as the case may be, in the applicable public filing and recording offices and to deliver those Assignments to the Trustee or its designee as those Assignments (or certified copies thereof) are received from the applicable filing and recording offices with evidence of such filing or recording indicated thereon. In the event the Seller engages a third party contractor as contemplated in the immediately preceding sentence, the rights, duties and obligations of the Seller pursuant to this Agreement remain binding on such Seller; and, if the Seller does not engage a third party as contemplated by the immediately preceding sentence, then the Seller will still be liable for recording and filing fees and expenses of the Assignments as and to the extent contemplated by Section 13 hereof.

          Within ten (10) Business Days after the Closing Date, the Seller shall deliver the Servicer Files with respect to each of the Mortgage Loans to the Master Servicer under the Pooling and Servicing Agreement on behalf of the Trustee in trust for the benefit of the Certificateholders. Each such Servicer File shall contain all documents and records in the Seller's possession relating to such applicable Mortgage Loans (including reserve and escrow agreements, rent rolls, leases, environmental and engineering reports, third-party underwriting reports, appraisals, surveys, legal opinions, estoppels, financial statements and any other information provided by the respective Borrower from time to time, but excluding any attorney/client privileged communications and documents prepared by the Seller or any of its Affiliates solely for internal communication (other than the underwriting information contained in the related underwriting memorandum or asset summary report prepared by the Seller in connection with the preparation of Exhibit A-1 to the Prospectus Supplement)) that are not required to be a part of a Mortgage File in accordance with the definition thereof, together with copies of all instruments and



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


documents which are required to be a part of the related Mortgage File in accordance with the definition thereof.

          In addition, with respect to each Mortgage Loan as to which any Additional Collateral is in the form of a letter of credit as of the Closing Date, the Seller shall cause to be prepared, executed and delivered to the issuer of each such letter of credit such notices, assignments and acknowledgements as are required under such letter of credit to assign, without recourse, to, and vest in, the Trustee (whether by actual assignment or by amendment of the letter of credit) the Seller's rights as the beneficiary thereof and drawing party thereunder. The designated beneficiary under each letter of credit referred to in the preceding sentence shall be the Trustee.

          For purposes of this Section 3, and notwithstanding any contrary provision hereof or of the definition of "Mortgage File", if there exists with respect to any group of Crossed Mortgage Loans only one original or certified copy of any document or instrument described in the definition of "Mortgage File" which pertains to all of the Crossed Mortgage Loans in such group of Crossed Mortgage Loans, the inclusion of the original or certified copy of such document or instrument in the Mortgage File for any of such Crossed Mortgage Loans and the inclusion of a copy of such original or certified copy in each of the Mortgage Files for the other Crossed Mortgage Loans in such group of Crossed Mortgage Loans, shall be deemed the inclusion of such original or certified copy, as the case may be, in the Mortgage File for each such Crossed Mortgage Loan.

          The Seller shall, promptly after the Closing Date, but in all events within three (3) Business Days after the Closing Date, cause all funds on deposit in escrow accounts maintained with respect to the Mortgage Loans in the name of the Seller or any other name, to be transferred to the Master Servicer (or a Sub-Servicer at the direction of the Master Servicer) for deposit into Servicing Accounts.

          The Trustee, as assignee or transferee of Depositor, shall be entitled to all scheduled principal payments due after the Cut-off Date, all other payments of principal due and collected after the Cut-off Date, and all payments of interest on the Mortgage Loans, minus that portion of any such payment which is allocable to the period on or prior to the Cut-off Date. All scheduled payments of principal due on or before the Cut-off Date and collected after the Cut-off Date, together with the accompanying interest payments, shall belong to Seller.

          Upon the sale of the Mortgage Loans from Seller to Depositor pursuant hereto, the ownership of each Mortgage Note, the Mortgage and the contents of the related Mortgage File shall be vested in Depositor and the ownership of all records and documents with respect to the related Mortgage Loan prepared by or which come into the possession of Seller as seller of the Mortgage Loans hereunder, exclusive in each case of records and documents that are not required to be delivered hereunder by Seller, shall immediately vest in Depositor. All Monthly Payments, Principal Prepayments and other amounts received by Seller and not otherwise belonging to Seller pursuant to this Agreement shall be sent by Seller within three (3) Business Days after Seller's receipt thereof to the Master Servicer via wire transfer for deposit by the Master Servicer into the Collection Account.

          Seller shall, under generally accepted accounting principles ("GAAP"), report its transfer of the Mortgage Loans to the Depositor, as provided herein, as a sale of the Mortgage Loans to the Depositor in exchange for the consideration specified in Section 2 hereof. In connection with the foregoing, Seller shall cause all of its financial and accounting records to reflect such transfer as a sale (as opposed to a secured loan). Regardless of its treatment of the transfer of the Mortgage Loans to the Depositor under GAAP, Seller shall at all times following the Closing Date cause all of its records and




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

financial statements and any relevant consolidated financial statements of any direct or indirect parent to clearly reflect that the Mortgage Loans have been transferred to the Depositor and are no longer available to satisfy claims of Seller's creditors.

          After Seller's transfer of the Mortgage Loans to Depositor, as provided herein, Seller shall not take any action inconsistent with Depositor's ownership (or the ownership by any of the Depositor's assignees) of the Mortgage Loans. Except for actions that are the express responsibility of another party hereunder or under the Pooling and Servicing Agreement, and further except for actions that Seller is expressly permitted to complete subsequent to the Closing Date, Seller shall, on or before the Closing Date, take all actions required under applicable law to effectuate the transfer of the Mortgage Loans by Seller to Depositor.

          Section 4. Depositor's Conditions to Closing. The obligations of Depositor to purchase the Mortgage Loans and pay the Mortgage Loan Purchase Price at the Closing Date under the terms of this Agreement are subject to the satisfaction of each of the following conditions at or before the Closing:

          (a) Each of the obligations of the Seller required to be performed by it on or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed and complied with in all material respects; all of the representations and warranties of Seller under this Agreement shall be true and correct in all material respects as of the Closing Date; and no event shall have occurred with respect to the Seller or any of the Mortgage Loans and related Mortgage Files which, with notice or the passage of time, would constitute a material default under this Agreement; and Depositor shall have received certificates to the foregoing effect signed by authorized officers of Seller.

          (b) Depositor, or if directed by Depositor, the Trustee or the Depositor's attorneys, shall have received in escrow, all of the following closing documents, in such forms as are agreed upon and reasonably acceptable to the Depositor and the Seller, duly executed by all signatories other than Depositor, as required pursuant to the respective terms thereof:

          (i) the Mortgage Files, subject to the proviso to the first sentence of Section 1 of this Agreement, which shall have been delivered to and held by the Trustee on behalf of Seller;

          (ii)  the Mortgage Loan Schedule;

          (iii) the certificate of the Seller confirming its representations and warranties set forth in Section 6 as of the Closing Date;

          (iv) an opinion or opinions of Seller's counsel, dated the Closing Date, covering various corporate matters and such other matters as shall be reasonably required by the Depositor;

          (v) such other certificates of Seller's officers or others and such other documents to evidence fulfillment of the conditions set forth in this Agreement as Depositor or its counsel may reasonably request; and

          (vi) all other information, documents, certificates, or letters with respect to the Mortgage Loans or Seller and its Affiliates as are reasonably requested by the Depositor in order for the Depositor to perform any of it obligations or satisfy any of the conditions on its part to be performed or satisfied pursuant to any sale of Mortgage Loans by the Depositor as contemplated herein.

          (c) The Seller shall have performed or complied with all other terms and conditions of this Agreement which it is required to perform or comply with at or before the Closing and shall have the ability to perform or comply with all duties, obligations, provisions and terms which it is required to perform or comply with after the Closing.

          (d) The Seller shall have delivered to the Trustee, on or before the Closing Date, five limited powers of attorney in favor of the Trustee and Special Servicer empowering the Trustee and, in the event of the failure or incapacity of the Trustee, the Special Servicer, to record, at the expense of the Seller, any Mortgage Loan Documents required to be recorded and any intervening assignments with evidence of recording thereon that are required to be included in the Mortgage Files. The Seller shall reasonably cooperate with the Trustee and the Special Servicer in connection with any additional powers of attorney or revisions thereto that are requested by such parties.

          Section 5. Seller's Conditions to Closing. The obligations of Seller under this Agreement shall be subject to the satisfaction, on the Closing Date, of the following conditions:

          (a) Each of the obligations of Depositor required to be performed by it on or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed and complied with in all material respects; and all of the representations and warranties of Depositor under this Agreement shall be true and correct in all material respects as of the Closing Date; and no event shall have occurred with respect to Depositor which, with notice or the passage of time, would constitute a material default under this Agreement, and Seller shall have received certificates to that effect signed by authorized officers of Depositor.

          (b) Seller shall have received all of the following closing documents, in such forms as are agreed upon and reasonably acceptable to Seller and Depositor, duly executed by all signatories other than Seller, as required pursuant to the respective terms thereof:

               (A) an officer's certificate of Depositor, dated as of the Closing Date, with the resolutions of Depositor authorizing the transactions set forth therein, together with copies of the charter, by-laws and certificate of good standing dated as of a recent date of Depositor; and

               (B) such other certificates of its officers or others, such opinions of Depositor's counsel and such other documents required to evidence fulfillment of the conditions set forth in this Agreement as Seller or its counsel may reasonably request.

          (c) The Depositor shall have performed or complied with all other terms and conditions of this Agreement which it is required to perform or comply with at or before the Closing and shall have the ability to perform or comply with all duties, obligations, provisions and terms which it is required to perform or comply with after Closing.


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

          Section 6. Representations and Warranties of Seller.

          (a) Seller represents and warrants to Depositor as of the date hereof, as follows:

          (i) Seller is duly organized and is validly existing as a national banking association in good standing under the laws of the United States. Seller has conducted and is conducting its business so as to comply in all material respects with all applicable statutes and regulations of regulatory bodies or agencies having jurisdiction over it, except where the failure so to comply would not have a materially adverse effect on the performance by Seller of this Agreement, and there is no charge, investigation, action, suit or proceeding before or by any court, regulatory authority or governmental agency or body pending or, to the knowledge of Seller, threatened, which is reasonably likely to materially and adversely affect the performance by Seller of this Agreement or the consummation of transactions contemplated by this Agreement.

          (ii) Seller has the full power, authority and legal right to hold, transfer and convey the Mortgage Loans owned by it and to execute and deliver this Agreement (and all agreements and documents executed and delivered by Seller in connection herewith) and to perform all transactions of Seller contemplated by this Agreement (and all agreements and documents executed and delivered by Seller in connection herewith). Seller has duly authorized the execution, delivery and performance of this Agreement (and all agreements and documents executed and delivered by Seller in connection herewith), and has duly executed and delivered this Agreement (and all agreements and documents executed and delivered by Seller in connection herewith). This Agreement (and each agreement and document executed and delivered by Seller in connection herewith), assuming due authorization, execution and delivery thereof by each other party thereto, constitutes the legal, valid and binding obligation of Seller enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, fraudulent transfer, insolvency, reorganization, receivership, moratorium or other laws relating to or affecting the rights of creditors generally, by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) and by considerations of public policy.

          (iii) Neither the execution, delivery and performance of this Agreement, nor the fulfillment of or compliance with the terms and conditions of this Agreement by Seller, will (A) conflict with or result in a breach of any of the terms, conditions or provisions of Seller's organizational documents; (B) conflict with, result in a breach of, or constitute a default or result in an acceleration under, any agreement or instrument to which Seller is now a party or by which it (or any of its properties) is bound if compliance therewith is necessary (1) to ensure the enforceability of this Agreement or (2) for Seller to perform its duties and obligations under this Agreement (or any agreement or document executed and delivered by Seller in connection herewith); (C) conflict with or result in a breach of any legal restriction if compliance therewith is necessary (1) to ensure the enforceability of this Agreement or (2) for Seller to perform its duties and obligations under this Agreement (or any agreement or document executed and delivered by Seller in connection herewith); (D) result in the violation of any law, rule, regulation, order, judgment or decree to which Seller or its property is subject if compliance therewith is necessary (1) to ensure the enforceability of this Agreement or (2) for Seller to perform its duties and obligations under this Agreement (or any agreement or document executed and delivered by Seller in connection herewith); or (E) result in the creation or imposition of any lien, charge or encumbrance that would have a material adverse effect upon Seller's ability to perform its duties and obligations under this Agreement (or any agreement or document executed and delivered by Seller in connection herewith), or materially impair the ability of the Depositor to realize on the Mortgage Loans owned by Seller.

          (iv) Seller is solvent and the sale of Mortgage Loans (1) will not cause Seller to become insolvent and (2) is not intended by Seller to hinder, delay or defraud any of its present or future creditors. After giving effect to its transfer of the Mortgage Loans, as provided herein, the value of Seller's assets, either taken at their present fair saleable value or at fair valuation, will exceed the amount of Seller's debts and obligations, including contingent and unliquidated debts and obligations of Seller, and Seller will not be left with unreasonably small assets or capital with which to engage in and conduct its business. Seller does not intend to, and does not believe that it will, incur debts or obligations beyond its ability to pay such debts and obligations as they mature. No proceedings looking toward liquidation, dissolution or bankruptcy of the Seller are pending or contemplated.

          (v) No consent, approval, authorization or order of, or registration or filing with, or notice to, any court or governmental agency or body having jurisdiction or regulatory authority over Seller is required for (A) Seller's execution, delivery and performance of this Agreement (or any agreement or document executed and delivered by Seller in connection herewith), (B)
Seller's transfer and assignment of the Mortgage Loans, or (C) the consummation by Seller of the transactions contemplated by this Agreement (or any agreement or document executed and delivered by Seller in connection herewith) or, to the extent so required, such consent, approval, authorization, order, registration, filing or notice has been obtained, made or given (as applicable), except that Seller may not be duly qualified to transact business as a foreign corporation or licensed in one or more states if such qualification or licensing is not necessary to ensure the enforceability of this Agreement (or any agreement or document executed and delivered by Seller in connection herewith).

          (vi) In connection with its sale of the Mortgage Loans, Seller is receiving new value. The consideration received by Seller upon the sale of the Mortgage Loans owned by it constitutes at least fair consideration and reasonably equivalent value for the Mortgage Loans.

          (vii) Seller does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant of Seller contained in this Agreement (or any agreement or document executed and delivered by Seller in connection herewith).

          (viii) There are no actions, suits proceedings pending or to Seller's knowledge threatened in writing against Seller which are reasonably likely to draw into question the validity of this Agreement (or any agreement or document executed and delivered by Seller in connection herewith) or which, either in any one instance or in the aggregate, are reasonably likely to materially impair the ability of Seller to perform its duties and obligations under this Agreement (or any agreement or document executed and delivered by Seller in connection herewith).

          (ix) Seller's performance of its duties and obligations under this Agreement (and each agreement or document executed and delivered by Seller in connection herewith) is in the ordinary course of business of Seller and Seller's transfer, assignment and conveyance of the Mortgage Loans pursuant to this Agreement are not subject to the bulk transfer or similar statutory provisions in effect in any applicable jurisdiction. The Mortgage Loans do not constitute all or substantially all of Seller's assets.

          (x) Seller has not dealt with any Person that may be entitled, by reason of any act or omission of Seller, to any commission or compensation in connection with the sale of the Mortgage Loans to the Depositor hereunder except for (A) the reimbursement of expenses as described herein or otherwise in connection with the transactions described in Section 2 hereof and (B) the commissions or compensation owed to the Underwriters or the Initial Purchaser.

          (xi) Seller is not in default or breach of any agreement or instrument to which Seller is now a party or by which it (or any of its properties) is bound which breach or default would materially and adversely affect the ability of Seller to perform its obligations under this Agreement.

          (xii) The representations and warranties contained in Exhibit A hereto, subject to the exceptions to such representations and warranties set forth on Schedule V hereto, are true and correct in all material respects as of the date hereof with respect to the Mortgage Loans identified on Schedule II.

          (b) The Seller hereby agrees that it shall be deemed to make, as of the date of substitution, to and for the benefit of the holder of the Mortgage Loan to be replaced, with respect to any replacement mortgage loan (a "Replacement Mortgage Loan") that is substituted for a Mortgage Loan affected by a Material Defect or a Material Breach, pursuant to Section 7 of this Agreement, each of the representations and warranties set forth in Exhibit A hereto (references therein to "Closing Date" being deemed to be references to the "date of substitution" and references therein to "Cut-off Date" being deemed to be references to the "most recent due date for the subject Replacement Mortgage Loan on or before the date of substitution"). From and after the date of substitution, each Replacement Mortgage Loan, if any, shall be deemed to constitute a "Mortgage Loan" hereunder for all purposes.

          Section 7. Obligations of Seller. Each of the representations and warranties contained in or required to be made by Seller pursuant to Section 6 of this Agreement shall survive the sale of the Mortgage Loans and shall continue in full force and effect, notwithstanding any restrictive or qualified endorsement on the Notes and notwithstanding subsequent termination of this Agreement or the Pooling and Servicing Agreement. The representations and warranties contained in or required to be made by Seller pursuant to
Section 6 of this Agreement shall not be impaired by any review or examination of the Mortgage Files or other documents evidencing or relating to the Mortgage Loans or any failure on the part of Depositor to review or examine such documents and shall inure to the benefit of the initial transferee of the Mortgage Loans from Depositor including, without limitation, the Trustee for the benefit of the Holders of the Certificates, notwithstanding any restrictive or qualified endorsement on any Note, assignment of Mortgage or reassignment of Assignment of Leases but shall not inure to the benefit of any subsequent transferee thereafter.

          If the Seller receives notice of a breach of any of the representations or warranties contained in Exhibit A hereto and made by the Seller with respect to the Mortgage Loans listed on Schedule II hereto, as of the date hereof in Section 6(a)(xii) or as of the Closing Date pursuant to
Section 4(b)(iii), or with respect to any Replacement Mortgage Loan, as of the date of substitution pursuant to Section 6(b) (in any such case, a "Breach"), or receives notice that (A) any document required to be included in the Mortgage File related to any Mortgage Loan is not in the Trustee's possession within the time period required herein or (B) such document has not been properly executed or is otherwise defective on its face (the circumstances in the foregoing clauses (A) and (B), in each case, a "Defect" (including the "Defects" described below) in the related Mortgage File), and if such Breach or Defect, as the case may be, materially and adversely affects the value of any Mortgage Loan or the interests of the

Certificateholders therein (any Breach or Defect that materially and adversely affects the value of any Mortgage Loan or the interests of the Certificateholders therein, a "Material Breach" and a "Material Defect", respectively), then the Seller shall, upon request of the Depositor, the Trustee, the Master Servicer or the Special Servicer, not later than the earlier of 90 days from the receipt by the Seller of such request (subject to the second succeeding paragraph, the "Initial Resolution Period"): (i) cure such Breach or Defect in all material respects; (ii) repurchase the affected Mortgage Loan at the applicable Purchase Price (as defined in the Pooling and Servicing Agreement); or (iii) substitute, in accordance with the Pooling and Servicing Agreement, one or more Qualified Substitute Mortgage Loans (as defined in the Pooling and Servicing Agreement) for such affected Mortgage Loan (provided that in no event shall any substitution occur later than the second anniversary of the Closing Date) and pay the Master Servicer for deposit into the Collection Account any Substitution Shortfall Amount (as defined in the Pooling and Servicing Agreement) in connection therewith; provided, however, that if (i) such Material Breach or Material Defect is capable of being cured but not within the Initial Resolution Period, (ii) such Material Breach or Material Defect does not cause the related Mortgage Loan not to be a "qualified mortgage" (within the meaning of Section 860G(a)(3) of the Code), (iii) the Seller has commenced and is diligently proceeding with the cure of such Material Breach or Material Defect within the Initial Resolution Period and (iv) the Seller has delivered to the Rating Agencies, the Master Servicer and the Trustee an Officer's Certificate that describes the reasons that the cure was not effected within the Initial Resolution Period and the actions that it proposes to take to effect the cure and that states that it anticipates the cure will be effected within the additional 90-day period, then the Seller shall have an additional 90 days to cure such material Defect or material Breach. With respect to any substitution of one or more Qualified Substitute Mortgage Loans for a Mortgage Loan hereunder, (A) no such substitution may be made in any calendar month after the Determination Date for such month; (B) scheduled payments of principal and interest due with respect to the Qualified Substitute Mortgage Loan(s) after the related date of substitution shall be part of the Trust Fund; and (C) scheduled payments of principal and interest due with respect to such Qualified Substitute Mortgage Loan(s) on or prior to the related date of substitution shall not be part of the Trust Fund, and the Seller shall be entitled to receive such payments promptly following receipt by the Master Servicer or Special Servicer, as applicable, under the Pooling and Servicing Agreement.

          Any of the following will cause a document in the Mortgage File to be deemed to have a "Defect" and to be conclusively presumed to materially and adversely affect the interests of Certificateholders in and the value of a Mortgage Loan: (a) the absence from the Mortgage File of the original signed Note, unless the Mortgage File contains a signed lost note affidavit and indemnity; (b) the absence from the Mortgage File of the original signed Mortgage, unless there is included in the Mortgage File a certified copy of the Mortgage as recorded or as sent for recordation, together with a certificate stating that the original signed Mortgage was sent for recordation, or a copy of the Mortgage and the related recording information;
(c) the absence from the Mortgage File of the item called for by clause (i) of the definition of Mortgage File in Section 3; (d) the absence from the Mortgage File of any intervening assignments required to create an effective assignment to the Trustee on behalf of the Trust, unless there is included in the Mortgage File a certified copy of the intervening assignment and a certificate stating that the original intervening assignments were sent for recordation; or (e) the absence from the Servicer File of any required original letter of credit (as required in the proviso to Section 1 hereof), provided that such Defect may be cured by any substitute letter of credit or cash reserve on behalf of the related Borrower; or (f) the absence from the Mortgage File of the original or a copy of any required ground lease.

          Any Defect or Breach which causes any Mortgage Loan not to be a "qualified mortgage" (within the meaning of Section 860G(a)(3) of the Code) shall be deemed to materially and adversely affect the interest of Certificateholders therein and the Initial Resolution Period for the affected Mortgage Loan shall be 90 days following the earlier of the discovery of such Defect or Breach by any party to the Pooling and Servicing Agreement (so long as Seller received prompt notice thereof pursuant to this Section 7) or Seller's discovery of such Defect or Breach (which period shall not be subject to extension).

          If the Seller does not, as required by this Section 7, correct or cure a Material Breach or a Material Defect in all material respects within the applicable Initial Resolution Period (as extended pursuant to this Section
7), or if such Breach or Defect is not capable of being so corrected or cured with such period, then the Seller shall purchase or substitute for the affected Mortgage Loan as provided in this Section 7. If (i) any Mortgage Loan is required to be repurchased or substituted for as provided above, (ii) such Mortgage Loan is a Crossed Mortgage Loan that is a part of a Mortgage Group (as defined below) and (iii) the applicable Breach or Defect does not constitute a Breach or Defect, as the case may be, as to any other Crossed Mortgage Loan in such Mortgage Group (without regard to this paragraph), then the applicable Breach or Defect, as the case may be, will be deemed to constitute a Breach or Defect, as the case may be, as to any other Crossed Mortgage Loan in the Mortgage Group for purposes of the above provisions, and the Seller will be required to repurchase or substitute for such other Crossed Mortgage Loan(s) in the related Mortgage Group in accordance with the provisions of this Section 7 unless the Crossed Mortgage Loan Repurchase Criteria would be satisfied if Seller were to repurchase or substitute for only the affected Crossed Mortgage Loans as to which a Material Breach or Material Defect had occurred without regard to this paragraph, and in the case of either such repurchase or substitution, all of the other requirements set forth in the Pooling and Servicing Agreement applicable to a repurchase or substitution, as the case may be, would be so satisfied. In the event that the Crossed Mortgage Loan Repurchase Criteria would be so satisfied, the Mortgage Loan Seller may elect either to repurchase or substitute for only the affected Crossed Mortgage Loan as to which the Material Defect or Material Breach exists or to repurchase or substitute for the aggregated Crossed Mortgage Loans. The determination of the Special Servicer as to whether the Crossed Mortgage Loan Repurchase Criteria have been satisfied shall be conclusive and binding in the absence of manifest error. In the event that one or more of such other Crossed Mortgage Loans satisfy the Crossed Loan Repurchase Criteria, the Seller may elect either to repurchase or substitute for only the affected Crossed Mortgage Loan as to which the related Breach or Defect exists or to repurchase or substitute for all of the Crossed Mortgage Loans in the related Mortgage Group. The Seller shall be responsible for the cost of (and, if so directed by the Special Servicer, obtaining) any Appraisal required for the Special Servicer to determine if the Crossed Loan Repurchase Criteria have been satisfied, so long as the scope and cost of such Appraisal has been approved by the Seller (such approval not to be unreasonably withheld). For purposes of this paragraph, a "Mortgage Group" is any group of Mortgage Loans identified as a Mortgage Group on Schedule III to this Agreement.

          Notwithstanding the foregoing, if there is a Material Breach or Material Defect with respect to one or more Mortgaged Properties (but not all of the Mortgaged Properties) with respect to a Mortgage Loan, the Seller will not be obligated to repurchase or substitute for the Mortgage Loan if the affected Mortgaged Property may be released pursuant to the terms of any partial release provisions in the related Mortgage Loan Documents and the remaining Mortgaged Property(ies) satisfy the requirements, if any, set forth in the Mortgage Loan Documents and (i) the Seller provides an opinion of counsel to the effect that such partial release would not cause an Adverse REMIC Event (as defined in the Pooling and Servicing Agreement) to occur, (ii) such Seller pays (or causes to be paid) the applicable release price required under the Mortgage Loan Documents and, to the extent not reimbursable out of the release price pursuant to the related Mortgage Loan Documents, any additional amounts necessary to cover all reasonable out-of-pocket expenses reasonably incurred by the Master Servicer, the Special

Servicer, the Trustee or the Trust Fund in connection therewith, including any unreimbursed advances and interest thereon made with respect to the Mortgaged Property that is being released, and (iii) such cure by release of such Mortgaged Property is effected within the time periods specified for cure of a Material Breach or Material Defect in this Section 7 .

          The Purchase Price or Substitution Shortfall Amount for any repurchased or substituted Mortgage Loan shall be payable to the Depositor or, subsequent to the assignment of the Mortgage Loans to the Trustee, the Trustee as its assignee, by wire transfer of immediately available funds to the account designated by the Depositor or the Trustee, as the case may be, and the Depositor or the Trustee, as the case may be, upon receipt of such funds (and, in the case of a substitution, the Mortgage File(s) for the related Qualified Substitute Mortgage Loans), shall promptly release the related Mortgage File and Servicer File or cause them to be released, to Seller and shall execute and deliver such instruments of transfer or assignment as shall be necessary to vest in the Seller the legal and beneficial ownership of such Mortgage Loan (including any property acquired in respect thereof or proceeds of any insurance policy with respect thereto) and the related Mortgage Loan Documents.

          It is understood and agreed that the obligations of the Seller set forth in this Section 7 to cure, substitute for or repurchase a Mortgage Loan listed on Schedule II hereto constitute the sole remedies available to the Depositor and its successors and assigns against Seller respecting any Breach or Defect affecting such Mortgage Loan.

          Section 8. Crossed Mortgage Loans. With respect to any Crossed Mortgage Loan conveyed hereunder, to the extent that the Seller repurchases or substitutes for an affected Crossed Mortgage Loan in the manner prescribed above while the Trustee continues to hold any related Crossed Mortgage Loans, the Seller and the Depositor (on behalf of its successors and assigns) agree to modify upon such repurchase or substitution, the related Mortgage Loan Documents in a manner such that such affected Crossed Mortgage Loan repurchased or substituted by the Seller, on the one hand, and any related Crossed Mortgage Loans still held by the Trustee, on the other, would no longer be cross-defaulted or cross-collateralized with one another; provided, that the Seller shall have furnished to the Trustee, at the Seller's expense, an opinion of counsel that such modification shall not cause an Adverse REMIC Event; provided, further, that if such opinion cannot be furnished, the Seller and the Depositor hereby agree that such repurchase or substitution of only the affected Crossed Mortgage Loans, notwithstanding anything to the contrary herein, shall not be permitted. Any reserve or other cash collateral or letters of credit securing the affected Crossed Mortgage Loans shall be allocated between such Mortgage Loans in accordance with the Mortgage Loan Documents. All other terms of the Mortgage Loans shall remain in full force and effect, without any modification thereof.

          Section 9. Rating Agency Fees; Costs and Expenses Associated with a Defeasance. The Seller shall pay all Rating Agency fees associated with an assumption of a Mortgage Loan to the extent such fees have not been paid by the related Borrower and such Borrower is not required to pay them under the terms of the related Mortgage Loan Documents in effect on or before the Closing Date. The Seller shall pay all reasonable costs and expenses associated with a defeasance of a Mortgage Loan to the extent such costs and expenses have not been paid by the related Borrower and such Borrower is not required to pay them under the terms of the related Mortgage Loan Documents in effect on or before the Closing Date.

          Section 10. Representations and Warranties of Depositor. Depositor hereby represents and warrants to Seller as of the date hereof, as follows:

          (a) Depositor is duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware, with full corporate power and authority to own its assets and conduct its business as it is conducted, and is duly qualified as a foreign corporation in good standing in all jurisdictions in which the ownership or lease of its property or the conduct of its business requires such qualification (except where the failure to qualify would not have a materially adverse effect on the consummation of any transactions contemplated by this Agreement).

          (b) The execution and delivery by Depositor of this Agreement and the performance of Depositor's obligations hereunder are within the corporate power of Depositor and have been duly authorized by Depositor and neither the execution and delivery by Depositor of this Agreement nor the compliance by Depositor with the provisions hereof, nor the consummation by Depositor of the transactions contemplated by this Agreement, will (i) conflict with or result in a breach of, or constitute a default under, the certificate of incorporation or by-laws of Depositor or, after giving effect to the consents or taking of the actions contemplated by clause (ii) of this paragraph (b), any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on Depositor or its properties, or any of the provisions of any material indenture or mortgage or any other material contract or other instrument to which Depositor is a party or by which it is bound or result in the creation or imposition of any lien, charge or encumbrance upon any of its properties pursuant to the terms of any such indenture, mortgage, contract or other instrument or (ii) require the consent of, notice to or any filing with any person, entity or governmental body, which has not been obtained or made by Depositor, except where, in any of the instances contemplated by clause (i) above or this clause (ii), the failure to do so will not have a material and adverse effect on the consummation of any transactions contemplated by this Agreement.

          (c) This Agreement has been duly executed and delivered by Depositor and this Agreement constitutes a legal, valid and binding instrument, enforceable against Depositor in accordance with its terms, subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium and other laws affecting the rights of creditors generally and to general principles of equity and the discretion of the court (regardless of whether enforcement of such remedies is considered in a proceeding in equity or at law) and, as to rights of indemnification hereunder, subject to limitations of public policy under applicable securities laws.

          (d) There is no litigation, charge, investigation, action, suit or proceeding by or before any court, regulatory authority or governmental agency or body pending or, to the knowledge of Depositor, threatened against Depositor the outcome of which could be reasonably expected to materially and adversely affect the consummation of any transactions contemplated by this Agreement.

          Section 11. Survival of Certain Representations, Warranties and Covenants. The respective representations and warranties set forth in or made pursuant to this Agreement, and the respective obligations of the parties hereto under Sections 7 and 9 of this Agreement, will remain in full force and effect, regardless of any investigation or statement as to the result thereof made by or on behalf of any party and will survive payment for the various transfers referred to herein and delivery of the Certificates or termination of this Agreement.

          Section 12. Transaction Expenses. Whether or not this Agreement is terminated, both the Purchaser and the Seller agree to pay the transaction expenses incurred in connection with the transactions herein contemplated as set forth in the Closing Statement.

          Section 13. Recording Costs. Seller agrees to reimburse the Trustee or its designee all recording and filing fees and expenses incurred by the Trustee or its designee in connection with the recording or filing of the Mortgage Loan Documents listed in Section 3 of this Agreement, including Assignments. In the event Seller elects to engage a third party contractor to prepare, complete, file and record Assignments with respect to Mortgage Loans as provided in Section 3 of this Agreement, Seller shall contract directly with such contractor and shall be responsible for such contractor's compensation and reimbursement of recording and filing fees and other reimbursable expenses pursuant to their agreement.

          Section 14. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered to or mailed, by registered mail, postage prepaid, by overnight mail or courier service, or transmitted by facsimile and confirmed by similar mailed writing: if to the Purchaser, addressed to the Purchaser at 11 Madison Avenue, 5th Floor, New York, New York 10010, Attention: Edmund Taylor, Telecopy No.: (212) 743-4756 (with a copy to Tessa Peters, Telecopy
No.: (917) 326-7980), or such other address as may be designated by the Purchaser to the Seller in writing; or, if to the Seller, addressed to the Seller at 911 Main Street, Suite 1500, Kansas City, Missouri 64105, Attention:
E.J. Burke, Telecopy No.: (816) 221-8848 (with a copy to 127 Public Square, Cleveland, Ohio 44114, Attention: Robert C. Bowes, Telecopy No.: (216) 689-5681), or such other address as may be designated by the Seller to the Purchaser hereto in writing.

          Section 15. Examination of Mortgage Files. Upon reasonable notice, Seller, prior to the Closing Date, will make the Mortgage Files available to Depositor or its agent for examination during normal business hours at Seller's offices or such other location as shall otherwise be agreed upon by Depositor and Seller. The fact that Depositor or its agent has conducted or has failed to conduct any partial or complete examination of the Mortgage Files shall not affect the rights of Depositor or the Trustee (for the benefit of the Certificateholders) to demand cure, repurchase, or other relief as provided herein.

          Section 16. Successors. This Agreement shall inure to the benefit of and shall be binding upon Seller and Depositor and their respective successors, permitted assigns and legal representatives, and nothing expressed in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person; it being understood that (a) the indemnities of Seller contained in that certain Mortgage Loan Seller Indemnification Agreement dated September 11, 2003 among Seller, Depositor, Credit Suisse First Boston LLC (on behalf of itself and the other Underwriters) and the Initial Purchaser, subject to all limitations therein contained, shall also be for the benefit of the officers and directors of Depositor, the Underwriters and the Initial Purchaser and any person or persons who control Depositor, the Underwriters and the Initial Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the 1934 Act, and (b) the rights of Depositor pursuant to this Agreement, subject to all limitations herein contained, including those set forth in
Section 7 of this Agreement, may be assigned to the Trustee, for benefit of the Certificateholders, as may be required to effect the purposes of the Pooling and Servicing Agreement and, upon such assignment, the Trustee shall succeed to such rights of Depositor hereunder, provided that the Trustee shall have no right to further assign such rights to any other Person. No owner of a Certificate issued pursuant to the Pooling and Servicing Agreement shall be deemed a successor because of such ownership.

          Section 17. Governing Law. THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS TO BE MADE AND PERFORMED ENTIRELY WITHIN SUCH STATE WITHOUT GIVING EFFECT TO CHOICE OF LAW PRINCIPLES. TO THE FULLEST EXTENT PERMITTED UNDER APPLICABLE LAW, THE SELLER AND THE DEPOSITOR EACH HEREBY IRREVOCABLY (I) SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE AND FEDERAL COURTS SITTING IN NEW YORK CITY WITH RESPECT TO MATTERS ARISING OUT OF OR RELATING TO THIS AGREEMENT; (II) AGREES THAT ALL CLAIMS WITH RESPECT TO SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR FEDERAL COURTS; (III) WAIVES, TO THE FULLEST POSSIBLE EXTENT, THE DEFENSE OF AN INCONVENIENT FORUM; AND (IV) AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

          Section 18. Severability. If any provision of this Agreement shall be prohibited or invalid under applicable law, this Agreement shall be ineffective only to such extent, without invalidating the remainder of this Agreement.

          Section 19. Further Assurances. Depositor and Seller agree to execute and deliver such instruments and take such actions as the other parties may, from time to time, reasonably request in order to effectuate the purpose and to carry out the terms of this Agreement.

          Section 20. Counterparts. This Agreement may be executed in counterparts (and by each of the parties hereto on different counterparts), each of which when so executed and delivered will be an original, and all of which together will be deemed to constitute but one and the same instrument.

          Section 21. Treatment as Security Agreement. It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by Seller to Depositor as provided in this Agreement be, and be construed as, a sale of the Mortgage Loans by Seller to Depositor. It is, further, not the intention of the parties that such conveyance be deemed a pledge of the Mortgage Loans by Seller to Depositor to secure a debt or other obligation of Seller. However, in the event that, notwithstanding the intent of the parties, the Mortgage Loans are held to be property of Seller or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage
Loans:

          (a) this Agreement shall hereby create a security agreement within the meaning of Articles 8 and 9 of the Uniform Commercial Code in effect in the applicable state;

          (b) the conveyance provided for in this Agreement shall hereby grant from Seller to Depositor a security interest in and to all of Seller's right, title, and interest, whether now owned or hereafter acquired, in and to:

          (i) all accounts, contract rights (including any guarantees), general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property consisting of, arising from or relating to any of the property described in the Mortgage Loans, including the related Notes, Mortgages and title, hazard and other insurance policies, identified on the Mortgage Loan Schedule or that constitute Replacement Mortgage Loans, and all distributions with respect thereto payable after the Cut-off Date;

          (ii) all accounts, contract rights, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property arising from or by virtue of the disposition of, or collections with respect to, or insurance proceeds payable with respect to, or claims against other persons with respect to, all or any part of the collateral described in (i) above (including any accrued discount realized on liquidation of any investment purchased at a discount), in each case, payable after the Cut-off Date; and

          (iii) all cash and non-cash proceeds of the collateral described in clauses (i) and (ii) above payable after the Cut-off Date;

          (c) the possession by Depositor or its assignee of the Notes and such other goods, letters of credit, advices of credit, instruments, money, documents, chattel paper or certificated securities shall be deemed to be possession by the secured party or possession by a purchaser or a person designated by him or her, for purposes of perfecting the security interest pursuant to the Uniform Commercial Code (including, without limitation, Sections 9-306, 9-313 and 9-314 thereof) as in force in the relevant jurisdiction; and

          (d) notifications to persons holding such property, and acknowledgments, receipts, confirmations from persons holding such property, shall be deemed to be notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents of, or persons holding for (as applicable), Depositor or its assignee for the purpose of perfecting such security interest under applicable law.

          The Seller at the direction of the Depositor or its assignee, shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans and the proceeds thereof, such security interest would be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. In connection herewith, Depositor and its assignee shall have all of the rights and remedies of a secured party and creditor under the Uniform Commercial Code as in force in the relevant jurisdiction and may execute and file such UCC Financing Statements as may be necessary or appropriate to accomplish the foregoing.

          Section 22. Recordation of Agreement. To the extent permitted by applicable law, this Agreement is subject to recordation following the Closing Date in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by Seller at Seller's expense at the direction of Depositor accompanied by an opinion of counsel to the effect that such recordation materially and beneficially affects the interests of Depositor.

                                     * * *

          IN WITNESS WHEREOF, the parties hereto have caused this Mortgage Loan Purchase Agreement to be duly executed and delivered as the date first above written.


                                   KEYBANK NATIONAL ASSOCIATION,
                                   as Seller


                                   By:   /s/ Clay M. Sublett
                                        -----------------------------
                                   Name:  Clay M. Sublett
                                   Title: Authorized Official



                                   CREDIT SUISSE FIRST BOSTON MORTGAGE
                                   SECURITIES CORP.,
                                   as Depositor


                                   By: /s/ Jeffrey Altabef
                                       -------------------------------
                                   Name:   Jeffrey Altabef
                                   Title:  Director

                                                                SCHEDULE I

                         SCHEDULE OF TRANSACTION TERMS


          This Schedule of Transaction Terms is appended to and incorporated by reference in the Mortgage Loan Purchase Agreement (the "Agreement"), dated as of September 11, 2003, between KeyBank National Association (the "Seller") and Credit Suisse First Boston Mortgage Securities Corp. (the "Depositor"). Capitalized terms used herein without definition have the meanings given them in or by reference in the Agreement or, if not defined in the Agreement, in the Pooling and Servicing Agreement.

          "Affiliate" means with respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person.

          "Borrower" means the Borrower under a Mortgage Loan.

          "Certificate Purchase Agreement" means the Certificate Purchase Agreement, dated September 11, 2003, between Depositor and the Initial Purchaser.

          "Certificates" means the Credit Suisse First Boston Mortgage Securities Corp. Commercial Mortgage Pass-Through Certificates, Series 2003-C4, issued in multiple classes.

          "Closing Date" means September 29, 2003.

          "Closing Statement" means the closing statement dated as of the Closing Date and signed by, among others, the parties to this Agreement.

          "Code" means the Internal Revenue Code of 1986, as amended.

          "Crossed Mortgage Loan" means any Mortgage Loan which is cross-defaulted and cross-collateralized with any other Mortgage Loan.

          "Cut-off Date" means, individually and collectively, the applicable Due Dates for the respective Mortgage Loans occurring in September 2003.

          "Environmental Report" means the environmental audit report with respect to each Mortgaged Property delivered to Seller in connection with the related Mortgage, if any.

          "Exception Report" means exceptions with respect to the representations and warranties made by the Seller as to the Mortgage Loans in
Section 6(a)(xii) and under the written certificate described in Section 4(b)(iii) of the Agreement, which exceptions are set forth in Schedule V attached hereto and made a part hereof.

          "Initial Purchaser" means Credit Suisse First Boston LLC.

          "Loan Agreement" means, with respect to any Mortgage Loan, the loan agreement, if any, between the related Mortgage Loan Originator and the related Borrower, pursuant to which such Mortgage Loan was made.

          "Mortgage File" means, collectively, the documents and instruments pertaining to a Mortgage Loan required to be included in the related Mortgage File pursuant to Section 3 (subject to the proviso in Section 1 of the Agreement).

          "Mortgage Loan Documents" means, collectively, the documents and instruments pertaining to a Mortgage Loan to be included in either the related Mortgage File or the related Servicer File.

          "Mortgage Loan Originator" means any institution which originated a Mortgage Loan for a related Borrower.

          "Mortgage Loan Purchase Price" means the amount described in Section 2 of the Agreement.

          "Offering Circular" means the confidential offering circular dated September 11, 2003, describing certain classes of the Private Certificates.

          "Pooling and Servicing Agreement" means the Pooling and Servicing Agreement creating the Trust Fund and the interests therein, dated as of September 11, 2003, among the Master Servicer, the Special Servicer, the Depositor and the Trustee, including, without limitation, the exhibits and schedules annexed thereto.

          "Primary Collateral" means with respect to any Crossed Mortgage Loan, that portion of the Mortgaged Property designated as directly securing such Crossed Mortgage Loan and excluding any Mortgaged Property as to which the related lien may only be foreclosed upon by exercise of the cross-collateralization provisions of such Crossed Mortgage Loan.

          "Private Certificates" means the Certificates that are not Publicly Offered Certificates.

          "Prospectus" means the Prospectus, dated September 2, 2003, that is a part of the Depositor's registration statement on Form S-3 (File No.333-97955).

          "Prospectus Supplement" means the Prospectus Supplement, dated September 11, 2003, relating to the Publicly Offered Certificates.

          "Publicly Offered Certificates" means the Class A-1, Class A-2, Class A-3, Class A-4, Class B, Class C, Class D and Class E Certificates.

          "Servicer File" means, collectively, all documents, records and copies pertaining to a Mortgage Loan which are required to be included in the related Servicer File pursuant to Section 3 thereof.

          "Underwriters" means Credit Suisse First Boston LLC, Greenwich Capital Markets, Inc. and McDonald Investments Inc..

          "Underwriting Agreement" means the Underwriting Agreement, dated September 11, 2003, between the Depositor and Credit Suisse First Boston LLC, on behalf of itself and the other Underwriters.

                                                                   SCHEDULE II

                            MORTGAGE LOAN SCHEDULE



                                                                                                                           Mortgage
                                                                                                                   Zip     Loan
  #   Crossed Loan Name                              Address                                 City          State   Code    Seller
-----------------------------------------------------------------------------------------------------------------------------------
  3           Jefferson Pointe Shopping   4410 West Jefferson Boulevard                      Fort Wayne     IN     48604   KeyBank
              Center
-----------------------------------------------------------------------------------------------------------------------------------
 12           Shadle Center               2401 Wellesley Avenue                              Spokane        WA     99205   KeyBank
-----------------------------------------------------------------------------------------------------------------------------------
 13           Blackbaud Plaza             2000 Daniel Island Drive                           Charleston     SC     29492   KeyBank
-----------------------------------------------------------------------------------------------------------------------------------
 15           Harbor Pointe Apartments    9200 North 75th Street                             Milwaukee      WI     53223   KeyBank
-----------------------------------------------------------------------------------------------------------------------------------
 22           Sugarloaf Shopping Center   3370 Sugarloaf Parkway                             Lawrenceville  GA     30044   KeyBank
-----------------------------------------------------------------------------------------------------------------------------------
 39           Lantana Shopping Center     1589 West Lantana Road                             Lantana        FL     33462   KeyBank
-----------------------------------------------------------------------------------------------------------------------------------
 40           Crossroads Plaza Shopping   9050-9066, 9150-9176, 9200 Whittier Boulevard      Pico Rivera    CA     90660   KeyBank
              Center                      and 5060-5076 Rosemead Boulevard
-----------------------------------------------------------------------------------------------------------------------------------
 46           306 Belmont Street          306 Belmont Street and 350 Plantation Street       Worcester      MA     01604   KeyBank
-----------------------------------------------------------------------------------------------------------------------------------
 48           Canterbury Woods Apartments 6520 Macon Road                                    Memphis        TN     38134   KeyBank
-----------------------------------------------------------------------------------------------------------------------------------
 49           Oakbrook Village            2225 Nursery Road                                  Clearwater     FL     33764   KeyBank
-----------------------------------------------------------------------------------------------------------------------------------
 51           Concord Self Storage        1597 Market Street                                 Concord        CA     94520   KeyBank
-----------------------------------------------------------------------------------------------------------------------------------
 52           Chatsworth Industrial       21026-40 Nordhoff Street, 9035 Independence        Chatsworth     CA     91311   KeyBank
                                          Avenue, and 2109-51 Osborne Street
-----------------------------------------------------------------------------------------------------------------------------------
 55           8520 Tyco Road              8520-8528 Tyco Road                                Vienna         VA     22182   KeyBank
-----------------------------------------------------------------------------------------------------------------------------------
 60           Corona del Sol Plaza        4939 - 4959 West Ray Road                          Chandler       AZ     85226   KeyBank
-----------------------------------------------------------------------------------------------------------------------------------
 74           Park Square Center          4026 McDowell Road                                 Grove City     OH     43123   KeyBank
-----------------------------------------------------------------------------------------------------------------------------------
 77           Harbor Park                 33920 U.S. Highway 19                              Palm Harbor    FL     34684   KeyBank
-----------------------------------------------------------------------------------------------------------------------------------
 80           San Carlos Marketplace      18011 South Tamiami Trail                          Fort Myers     FL     33908   KeyBank
-----------------------------------------------------------------------------------------------------------------------------------
 86           Onyx Office Building        17225 El Camino Real                               Webster        TX     77058   KeyBank
-----------------------------------------------------------------------------------------------------------------------------------
 96           Walgreens - Reseda, CA      18430 Sherman Way                                  Reseda         CA     91335   KeyBank
-----------------------------------------------------------------------------------------------------------------------------------
 97           Walgreens - State & Wells   2304 North Wells Street                            Fort Wayne     IN     46808   KeyBank
-----------------------------------------------------------------------------------------------------------------------------------
 98           Walgreens - Vista           1510 North Santa Fe Avenue                         Vista          CA     92084   KeyBank
-----------------------------------------------------------------------------------------------------------------------------------
 99           Walgreens - Lebanon, OH     904 Columbus Avenue                                Lebanon        OH     45036   KeyBank
-----------------------------------------------------------------------------------------------------------------------------------
 102          Walgreens - Adams &         7864 Hamilton Avenue                               Mount Healthy  OH     45231   KeyBank
              Hamilton
-----------------------------------------------------------------------------------------------------------------------------------
 104          Walgreens - Modesto         4201 Dale Road                                     Modesto        CA     95356   KeyBank
-----------------------------------------------------------------------------------------------------------------------------------
 105          Carlton Club Apartments     23 Carlton Club Drive                              Piscataway     NJ     08854   KeyBank
-----------------------------------------------------------------------------------------------------------------------------------
 106          Walgreens - Omaha           15525 Spaulding Plaza                              Omaha          NE     68116   KeyBank
-----------------------------------------------------------------------------------------------------------------------------------
 107          Forest Heights Apartments   1515 South Yale Street                             Flagstaff      AZ     86001   KeyBank
-----------------------------------------------------------------------------------------------------------------------------------
 115          Town Creek                  9727 Whitehurst Drive                              Dallas         TX     75243   KeyBank
-----------------------------------------------------------------------------------------------------------------------------------
 121          Shoppes at Thoroughbred     443 Cool Springs Boulevard                         Franklin       TN     37067   KeyBank
              Village
-----------------------------------------------------------------------------------------------------------------------------------
 122          Zachary Shopping Center     5647 Main Street                                   Zachary        LA     70791   KeyBank
-----------------------------------------------------------------------------------------------------------------------------------
 127          Walgreens - Scott &         10211 Chestnut Plaza Drive                         Fort Wayne     IN     46804   KeyBank
              Illinois
-----------------------------------------------------------------------------------------------------------------------------------
 128          West Sunset Blvd            15920 West Sunset Boulevard                        Pacific        CA     90272   KeyBank
                                                                                             Palisades
-----------------------------------------------------------------------------------------------------------------------------------
 138          Shurgard of Hickory Hollow  5251 Mountain View Road                            Antioch        TN     37013   KeyBank
-----------------------------------------------------------------------------------------------------------------------------------
 14A          94-104 Glenn                94-104 Glenn Street                                Lawrence       MA     01843   KeyBank
-----------------------------------------------------------------------------------------------------------------------------------
 14B          8 A-E Industrial Way        8 A-E Industrial Way                               Salem          NH     03079   KeyBank
-----------------------------------------------------------------------------------------------------------------------------------
 14C          13 Branch                   13 Branch Street                                   Methuen        MA     01844   KeyBank
-----------------------------------------------------------------------------------------------------------------------------------
 14D          90 Glenn                    90 Glenn Street                                    Lawrence       MA     01843   KeyBank
-----------------------------------------------------------------------------------------------------------------------------------
 14E          1 Branch                    1 Branch Street                                    Methuen        MA     01844   KeyBank
-----------------------------------------------------------------------------------------------------------------------------------
 66A          Shurgard of Franklin        1138 Murfreesboro Road                             Franklin       TN     37064   KeyBank
-----------------------------------------------------------------------------------------------------------------------------------
 66B          Shurgard of Rivergate       2360 Gallatin Pike                                 Madison        TN     37115   KeyBank
-----------------------------------------------------------------------------------------------------------------------------------




                                                                Cut-off
                                                                Date
                                                 Original       Principal                    Interest     Original      Remaining
                                                 Principal      Balance       Maturity/ARD     Only     Amortization   Amortization
  #   Crossed Loan Name                          Balance         (1)          Balance (2)     Period        Term          Term
------------------------------------------      -----------------------------------------------------------------------------------
  3           Jefferson Pointe Shopping          $63,000,000    $63,000,000   $53,566,121.37     12         360            360
              Center
------------------------------------------      ------------------------------------------------------------------------------
 12           Shadle Center                      $24,500,000    $24,473,658   $20,112,835.67      0         360            359
------------------------------------------      ------------------------------------------------------------------------------
 13           Blackbaud Plaza                    $24,250,000    $24,226,534   $20,191,231.83      0         360            359
------------------------------------------      ------------------------------------------------------------------------------
 15           Harbor Pointe Apartments           $23,800,000    $23,739,535   $21,682,983.18      0         360            358
------------------------------------------      ------------------------------------------------------------------------------
 22           Sugarloaf Shopping Center          $20,080,000    $20,080,000   $16,423,237.75      0         360            360
------------------------------------------      ------------------------------------------------------------------------------
 39           Lantana Shopping Center            $11,000,000    $10,987,640    $8,973,462.66      0         360            359
------------------------------------------      ------------------------------------------------------------------------------
 40           Crossroads Plaza Shopping          $10,500,000    $10,500,000    $8,825,954.06      0         360            360
              Center
------------------------------------------      ------------------------------------------------------------------------------
 46           306 Belmont Street                  $9,600,000     $9,600,000    $8,562,478.14      0         360            360
------------------------------------------      ------------------------------------------------------------------------------
 48           Canterbury Woods Apartments         $9,000,000     $9,000,000    $7,648,548.75     12         360            360
------------------------------------------      ------------------------------------------------------------------------------
 49           Oakbrook Village                    $8,400,000     $8,391,508    $6,954,253.23      0         360            359
------------------------------------------      ------------------------------------------------------------------------------
 51           Concord Self Storage                $8,000,000     $7,983,653    $3,066,588.88      0         240            239
------------------------------------------      ------------------------------------------------------------------------------
 52           Chatsworth Industrial               $7,650,000     $7,644,150    $6,545,819.97      0         360            359

------------------------------------------      ------------------------------------------------------------------------------
 55           8520 Tyco Road                      $7,000,000     $6,980,471    $5,339,224.51      0         300            298
------------------------------------------      ------------------------------------------------------------------------------
 60           Corona del Sol Plaza                $6,150,000     $6,137,953    $5,114,666.17      0         360            358
------------------------------------------      ------------------------------------------------------------------------------
 74           Park Square Center                  $5,000,000     $5,000,000    $4,349,826.13     36         324            324
------------------------------------------      ------------------------------------------------------------------------------
 77           Harbor Park                         $4,850,000     $4,845,852    $4,099,340.11      0         360            359
------------------------------------------      ------------------------------------------------------------------------------
 80           San Carlos Marketplace              $4,700,000     $4,679,531    $3,011,019.38      0         240            238
------------------------------------------      ------------------------------------------------------------------------------
 86           Onyx Office Building                $4,200,000     $4,193,448    $3,132,780.10      0         300            299
------------------------------------------      ------------------------------------------------------------------------------
 96           Walgreens - Reseda, CA              $3,500,000     $3,500,000    $3,002,982.59      0         360            360
------------------------------------------      ------------------------------------------------------------------------------
 97           Walgreens - State & Wells           $3,500,000     $3,493,715    $2,942,562.51      0         360            358
------------------------------------------      ------------------------------------------------------------------------------
 98           Walgreens - Vista                   $3,471,000     $3,464,624    $2,910,155.18      0         360            358
------------------------------------------      ------------------------------------------------------------------------------
 99           Walgreens - Lebanon, OH             $3,400,000     $3,400,000    $2,901,410.04      0         360            360
------------------------------------------      ------------------------------------------------------------------------------
 102          Walgreens - Adams &                 $3,200,000     $3,194,239    $2,689,523.69      0         360            358
              Hamilton
------------------------------------------      ------------------------------------------------------------------------------
 104          Walgreens - Modesto                 $3,152,000     $3,146,210    $2,642,698.68      0         360            358
------------------------------------------      ------------------------------------------------------------------------------
 105          Carlton Club Apartments             $3,100,000     $3,096,866    $2,566,451.09      0         360            359
------------------------------------------      ------------------------------------------------------------------------------
 106          Walgreens - Omaha                   $3,100,000     $3,089,874    $2,243,465.12      0         276            274
------------------------------------------      ------------------------------------------------------------------------------
 107          Forest Heights Apartments           $3,045,000     $3,035,659    $2,535,397.79      0         360            357
------------------------------------------      ------------------------------------------------------------------------------
 115          Town Creek                          $2,640,000     $2,634,028    $2,425,460.33      0         360            358
------------------------------------------      ------------------------------------------------------------------------------
 121          Shoppes at Thoroughbred             $2,400,000     $2,395,536    $2,009,107.78      0         360            358
              Village
------------------------------------------      ------------------------------------------------------------------------------
 122          Zachary Shopping Center             $2,375,000     $2,375,000    $2,028,484.03      0         300            300
------------------------------------------      ------------------------------------------------------------------------------
 127          Walgreens - Scott &                 $2,220,000     $2,213,445    $1,858,285.57      0         360            357
              Illinois
------------------------------------------      ------------------------------------------------------------------------------
 128          West Sunset Blvd                    $2,100,000     $2,093,966    $1,764,323.17      0         360            357

------------------------------------------      ------------------------------------------------------------------------------
 138          Shurgard of Hickory Hollow          $1,773,000     $1,764,932    $1,339,857.42      0         300            297
------------------------------------------      ------------------------------------------------------------------------------
 14A          94-104 Glenn                        $9,825,000     $9,758,312    $8,323,921.17      0         360            353
------------------------------------------      ------------------------------------------------------------------------------
 14B          8 A-E Industrial Way                $7,360,000     $7,310,044    $6,235,527.78      0         360            353
------------------------------------------      ------------------------------------------------------------------------------
 14C          13 Branch                           $4,350,000     $4,320,474    $3,685,399.39      0         360            353
------------------------------------------      ------------------------------------------------------------------------------
 14D          90 Glenn                            $1,425,000     $1,415,328    $1,207,286.15      0         360            353
------------------------------------------      ------------------------------------------------------------------------------
 14E          1 Branch                            $1,040,000     $1,032,941      $881,107.22      0         360            353
------------------------------------------      ------------------------------------------------------------------------------
 66A          Shurgard of Franklin                $2,900,000     $2,886,803    $2,191,530.79      0         300            297
------------------------------------------      ------------------------------------------------------------------------------
 66B          Shurgard of Rivergate               $2,525,000     $2,513,509    $1,908,143.59      0         300            297
------------------------------------------      ------------------------------------------------------------------------------






                                     II-2



                                        Interest                                                         Prepayment
  Original      Remaining    Mortgage   Calculation                   First                              Provision
   Term to       Term to     Interest   (30/360 /      Monthly       Payment      Maturity                 as of         Defeasance
Maturity(2)     Maturity(2)    Rate     Actual/360)    Payment         Date         Date      ARD (8)   Origination(9)  Option (10)
-----------------------------------------------------------------------------------------------------------------------------------
         120           119    5.250%    Actual/360     $347,888.33    9/1/2003    8/1/2013     N/A      Lock/116_0.0%/4     Yes
-----------------------------------------------------------------------------------------------------------------------------------
         120           119    4.950%    Actual/360     $130,773.65    9/1/2003    8/1/2013     N/A      YM1/116_0.0%/4      No
-----------------------------------------------------------------------------------------------------------------------------------
         120           119    5.390%    Actual/360     $136,019.88    9/1/2003    8/1/2033   8/1/2013   Lock/116_0.0%/4     Yes
-----------------------------------------------------------------------------------------------------------------------------------
          60            58    4.220%    Actual/360     $116,664.08    8/1/2003    7/1/2008     N/A      Lock/57_0.0%/3      Yes
-----------------------------------------------------------------------------------------------------------------------------------
         120           120    4.840%    Actual/360     $105,838.84   10/1/2003    9/1/2013     N/A      Lock/117_0.0%/3     Yes
-----------------------------------------------------------------------------------------------------------------------------------
         120           119    4.760%    Actual/360      $57,447.53    9/1/2003    8/1/2013     N/A      Lock/117_0.0%/3     Yes
-----------------------------------------------------------------------------------------------------------------------------------
         120           120    5.700%    Actual/360      $60,942.04   10/1/2003    9/1/2013     N/A      Lock/117_0.0%/3     Yes
-----------------------------------------------------------------------------------------------------------------------------------
          84            84    5.350%    Actual/360      $53,607.71   10/1/2003    9/1/2033   9/1/2010   YM1/80_0.0%/4       No
-----------------------------------------------------------------------------------------------------------------------------------
         120           118    5.230%    Actual/360      $49,586.90    8/1/2003    7/1/2013     N/A      Lock/117_0.0%/3     Yes
-----------------------------------------------------------------------------------------------------------------------------------
         120           119    5.210%    Actual/360      $46,177.22    9/1/2003    8/1/2013     N/A      Lock/117_0.0%/3     Yes
-----------------------------------------------------------------------------------------------------------------------------------
         180           179    5.840%    Actual/360      $56,578.50    9/1/2003    8/1/2018     N/A      Lock/177_0.0%/3     Yes
-----------------------------------------------------------------------------------------------------------------------------------
         120           119    6.300%    Actual/360      $47,351.42    9/1/2003    8/1/2013     N/A      Lock/117_0.0%/3     Yes
-----------------------------------------------------------------------------------------------------------------------------------
         120           118    5.550%    Actual/360      $43,195.39    8/1/2003    7/1/2028   7/1/2013   Lock/115_0.0%/5     Yes
-----------------------------------------------------------------------------------------------------------------------------------
         120           118    5.350%    Actual/360      $34,342.44    8/1/2003    7/1/2013     N/A      Lock/117_0.0%/3     Yes
-----------------------------------------------------------------------------------------------------------------------------------
         120           118    5.560%    Actual/360      $29,839.98    8/1/2003    7/1/2013     N/A      Lock/117_0.0%/3     Yes
-----------------------------------------------------------------------------------------------------------------------------------
         120           119    5.880%    Actual/360      $28,705.08    9/1/2003    8/1/2013     N/A      Lock/117_0.0%/3     Yes
-----------------------------------------------------------------------------------------------------------------------------------
         120           118    5.400%    Actual/360      $32,065.82    8/1/2003    7/1/2013     N/A      Lock/117_0.0%/3     Yes
-----------------------------------------------------------------------------------------------------------------------------------
         120           119    4.930%    Actual/360      $24,381.79    9/1/2003    8/1/2013     N/A      Lock/117_0.0%/3     Yes
-----------------------------------------------------------------------------------------------------------------------------------
         120           120    6.400%    Actual/360      $21,892.71   10/1/2003    9/1/2033   9/1/2013   Lock/116_0.0%/4     Yes
-----------------------------------------------------------------------------------------------------------------------------------
         120           118    5.700%    Actual/360      $20,314.02    8/1/2003    7/1/2033   7/1/2013   Lock/116_0.0%/4     Yes
-----------------------------------------------------------------------------------------------------------------------------------
         120           118    5.610%    Actual/360      $19,948.17    8/1/2003    7/1/2033   7/1/2013   Lock/116_0.0%/4     Yes
-----------------------------------------------------------------------------------------------------------------------------------
         120           120    6.210%    Actual/360      $20,846.01   10/1/2003    9/1/2033   9/1/2013   Lock/116_0.0%/4     Yes
-----------------------------------------------------------------------------------------------------------------------------------
         120           118    5.690%    Actual/360      $18,552.54    8/1/2003    7/1/2033   7/1/2013   Lock/116_0.0%/4     Yes
-----------------------------------------------------------------------------------------------------------------------------------
         120           118    5.610%    Actual/360      $18,114.85    8/1/2003    7/1/2033   7/1/2013   Lock/116_0.0%/4     Yes
-----------------------------------------------------------------------------------------------------------------------------------
         120           119    5.210%    Actual/360      $17,041.59    9/1/2003    8/1/2013     N/A      Lock/117_0.0%/3     Yes
-----------------------------------------------------------------------------------------------------------------------------------
         120           118    5.600%    Actual/360      $19,999.52    8/1/2003    7/1/2026   7/1/2013   Lock/116_0.0%/4     Yes
-----------------------------------------------------------------------------------------------------------------------------------
         120           117    5.390%    Actual/360      $17,079.61    7/1/2003    6/1/2013     N/A      YM1/116_0.0%/4      No
-----------------------------------------------------------------------------------------------------------------------------------
          60            58    4.740%    Actual/360      $13,755.58    8/1/2003    7/1/2008     N/A      Lock/57_0.0%/3      Yes
-----------------------------------------------------------------------------------------------------------------------------------
         120           118    5.560%    Actual/360      $13,717.42    8/1/2003    7/1/2033   7/1/2013   Lock/116_0.0%/4     Yes
-----------------------------------------------------------------------------------------------------------------------------------
          84            84    5.850%    Actual/360      $15,085.13   10/1/2003    9/1/2010     N/A      YM1/79_0.0%/5       No
-----------------------------------------------------------------------------------------------------------------------------------
         120           117    5.560%    Actual/360      $12,688.61    7/1/2003    6/1/2033   6/1/2013   Lock/116_0.0%/4     Yes
-----------------------------------------------------------------------------------------------------------------------------------
         120           117    5.680%    Actual/360      $12,161.81    7/1/2003    6/1/2013     N/A      Lock/117_0.0%/3     Yes
-----------------------------------------------------------------------------------------------------------------------------------
         120           117    5.290%    Actual/360      $10,666.54    7/1/2003    6/1/2013     N/A      Lock/117_0.0%/3     Yes
-----------------------------------------------------------------------------------------------------------------------------------
         120           113    5.970%    Actual/360      $58,716.47    3/1/2003    2/1/2033   2/1/2013   Lock/116_0.0%/4     Yes
-----------------------------------------------------------------------------------------------------------------------------------
         120           113    5.970%    Actual/360      $43,985.06    3/1/2003    2/1/2033   2/1/2013   Lock/116_0.0%/4     Yes
-----------------------------------------------------------------------------------------------------------------------------------
         120           113    5.970%    Actual/360      $25,996.61    3/1/2003    2/1/2033   2/1/2013   Lock/116_0.0%/4     Yes
-----------------------------------------------------------------------------------------------------------------------------------
         120           113    5.970%    Actual/360       $8,516.13    3/1/2003    2/1/2033   2/1/2013   Lock/116_0.0%/4     Yes
-----------------------------------------------------------------------------------------------------------------------------------
         120           113    5.970%    Actual/360       $6,215.28    3/1/2003    2/1/2033   2/1/2013   Lock/116_0.0%/4     Yes
-----------------------------------------------------------------------------------------------------------------------------------
         120           117    5.290%    Actual/360      $17,446.69    7/1/2003    6/1/2013     N/A      Lock/117_0.0%/3     Yes
-----------------------------------------------------------------------------------------------------------------------------------
         120           117    5.290%    Actual/360      $15,190.65    7/1/2003    6/1/2013     N/A      Lock/117_0.0%/3     Yes
-----------------------------------------------------------------------------------------------------------------------------------



                               Servicing                       Contractual
  Original        Yield           and        Engineering       Recurring          LC & TI         Contractual   Tax &     Initial
   Term to      Maintenance     Trustee       Reserve at       Replacement      Reserve at        Recurring    Insurance    Other
Maturity(2)       Spread         Fees        Origination      Reserve/FF&E      Origination         LC&TI      Escrows    Reserve
-----------------------------------------------------------------------------------------------------------------------------------
         120       N/A           0.0518%      $57,300.00            $0.00               $0              $0.00  None     $276,043.33
-----------------------------------------------------------------------------------------------------------------------------------
         120       T-Flat        0.0518%           $0.00       $18,300.00               $0              $0.00  Both      $32,500.00
-----------------------------------------------------------------------------------------------------------------------------------
         120       N/A           0.0518%           $0.00            $0.00               $0              $0.00  None           $0.00
-----------------------------------------------------------------------------------------------------------------------------------
          60       N/A           0.0518%   $1,750,000.00      $208,250.00               $0              $0.00  Both           $0.00
-----------------------------------------------------------------------------------------------------------------------------------
         120       N/A           0.0518%     $105,000.00       $14,880.00           $3,125         $37,500.00  Both           $0.00
-----------------------------------------------------------------------------------------------------------------------------------
         120       N/A           0.0518%           $0.00       $18,377.00             $833          $9,996.00  Both       $8,140.00
-----------------------------------------------------------------------------------------------------------------------------------
         120       N/A           0.0518%           $0.00            $0.00               $0              $0.00  Both           $0.00
-----------------------------------------------------------------------------------------------------------------------------------
          84       T-Flat        0.0518%           $0.00            $0.00           $1,870         $22,440.00  Both           $0.00
-----------------------------------------------------------------------------------------------------------------------------------
         120       N/A           0.0518%           $0.00      $100,000.00               $0              $0.00  Tax            $0.00
-----------------------------------------------------------------------------------------------------------------------------------
         120       N/A           0.0518%     $140,875.00       $96,600.00               $0              $0.00  Both       $2,187.50
-----------------------------------------------------------------------------------------------------------------------------------
         180       N/A           0.0518%           $0.00            $0.00               $0              $0.00  Both           $0.00
-----------------------------------------------------------------------------------------------------------------------------------
         120       N/A           0.0518%     $201,105.00       $21,395.00         $150,000         $74,573.04  Both           $0.00
-----------------------------------------------------------------------------------------------------------------------------------
         120       N/A           0.0518%     $255,750.00            $0.00           $4,400         $52,800.00  Both           $0.00
-----------------------------------------------------------------------------------------------------------------------------------
         120       N/A           0.1018%           $0.00        $9,079.00           $2,500         $30,000.00  Both           $0.00
-----------------------------------------------------------------------------------------------------------------------------------
         120       N/A           0.0518%           $0.00        $8,282.00         $100,000         $36,000.00  Both       $4,812.50
-----------------------------------------------------------------------------------------------------------------------------------
         120       N/A           0.0518%      $18,750.00       $22,716.00           $5,122         $61,464.00  Both      $50,000.00
-----------------------------------------------------------------------------------------------------------------------------------
         120       N/A           0.0518%           $0.00       $10,356.00               $0              $0.00  Both           $0.00
-----------------------------------------------------------------------------------------------------------------------------------
         120       N/A           0.0518%           $0.00            $0.00               $0              $0.00  Both           $0.00
-----------------------------------------------------------------------------------------------------------------------------------
         120       N/A           0.0518%           $0.00        $2,262.00               $0              $0.00  None      $49,078.13
-----------------------------------------------------------------------------------------------------------------------------------
         120       N/A           0.0518%           $0.00            $0.00               $0              $0.00  None           $0.00
-----------------------------------------------------------------------------------------------------------------------------------
         120       N/A           0.0518%           $0.00        $2,268.00               $0              $0.00  None           $0.00
-----------------------------------------------------------------------------------------------------------------------------------
         120       N/A           0.0518%           $0.00        $2,100.00               $0              $0.00  None           $0.00
-----------------------------------------------------------------------------------------------------------------------------------
         120       N/A           0.0518%           $0.00            $0.00               $0              $0.00  None           $0.00
-----------------------------------------------------------------------------------------------------------------------------------
         120       N/A           0.0518%           $0.00        $2,268.00               $0              $0.00  None           $0.00
-----------------------------------------------------------------------------------------------------------------------------------
         120       N/A           0.0518%           $0.00            $0.00               $0              $0.00  None           $0.00
-----------------------------------------------------------------------------------------------------------------------------------
         120       N/A           0.0518%           $0.00            $0.00               $0              $0.00  None       $2,250.00
-----------------------------------------------------------------------------------------------------------------------------------
         120       T-Flat        0.1018%           $0.00       $35,200.00               $0              $0.00  Both           $0.00
-----------------------------------------------------------------------------------------------------------------------------------
          60       N/A           0.0518%           $0.00       $21,000.00               $0              $0.00  Both           $0.00
-----------------------------------------------------------------------------------------------------------------------------------
         120       N/A           0.1518%         $375.00            $0.00          $25,000              $0.00  Both           $0.00
-----------------------------------------------------------------------------------------------------------------------------------
          84       T-Flat        0.0518%           $0.00            $0.00           $1,667         $20,004.00  Both           $0.00
-----------------------------------------------------------------------------------------------------------------------------------
         120       N/A           0.0518%           $0.00            $0.00               $0              $0.00  None       $1,585.42
-----------------------------------------------------------------------------------------------------------------------------------
         120       N/A           0.0518%           $0.00        $1,404.00               $0              $0.00  Both           $0.00
-----------------------------------------------------------------------------------------------------------------------------------
         120       N/A           0.0518%           $0.00            $0.00               $0              $0.00  None           $0.00
-----------------------------------------------------------------------------------------------------------------------------------
         120       N/A           0.1018%           $0.00            $0.00         $165,723              $0.00  Both           $0.00
-----------------------------------------------------------------------------------------------------------------------------------
         120       N/A           0.1018%           $0.00            $0.00         $140,422              $0.00  Both           $0.00
-----------------------------------------------------------------------------------------------------------------------------------
         120       N/A           0.1018%           $0.00            $0.00          $73,373              $0.00  Both           $0.00
-----------------------------------------------------------------------------------------------------------------------------------
         120       N/A           0.1018%           $0.00            $0.00          $24,036              $0.00  Both       $8,000.00
-----------------------------------------------------------------------------------------------------------------------------------
         120       N/A           0.1018%           $0.00            $0.00          $16,446              $0.00  Both       $8,000.00
-----------------------------------------------------------------------------------------------------------------------------------
         120       N/A           0.0518%           $0.00            $0.00          $0                   $0.00  None           $0.00
-----------------------------------------------------------------------------------------------------------------------------------
         120       N/A           0.0518%           $0.00            $0.00          $0                   $0.00  None           $0.00
-----------------------------------------------------------------------------------------------------------------------------------








             Initial Other                                              Initial            Initial              Letter of
               Reserve                                                Debt Service        Replacement              of
             Description                                                Reserve            Reserve                Credit
-----------------------------------------------------------------------------------------------------------------------------------
Holdback for acceptable tenant estoppels from Red Star and Bed             $0.00               $0.00               $0.00
Bath & Beyond
----------------------------------------------------------------------------------------------------------------------------------
Released when Wal-Mart begins paying increased rent                        $0.00           $1,525.00               $0.00
----------------------------------------------------------------------------------------------------------------------------------
N/A                                                                        $0.00               $0.00       $2,000,000.00
----------------------------------------------------------------------------------------------------------------------------------
N/A                                                                        $0.00         $167,354.17               $0.00
----------------------------------------------------------------------------------------------------------------------------------
N/A                                                                        $0.00           $1,240.00               $0.00
----------------------------------------------------------------------------------------------------------------------------------
Holdback Reserve for Beall's                                               $0.00           $1,531.42               $0.00
----------------------------------------------------------------------------------------------------------------------------------
N/A                                                                        $0.00               $0.00               $0.00
----------------------------------------------------------------------------------------------------------------------------------
N/A                                                                        $0.00               $0.00                $0.00
----------------------------------------------------------------------------------------------------------------------------------
N/A                                                                        $0.00               $0.00                $0.00
----------------------------------------------------------------------------------------------------------------------------------
Mold Remediation Reserve                                                   $0.00           $8,050.00                $0.00
----------------------------------------------------------------------------------------------------------------------------------
N/A                                                                        $0.00               $0.00                $0.00
----------------------------------------------------------------------------------------------------------------------------------
N/A                                                                        $0.00           $1,782.92                $0.00
----------------------------------------------------------------------------------------------------------------------------------
N/A                                                                        $0.00               $0.00                $0.00
----------------------------------------------------------------------------------------------------------------------------------
N/A                                                                        $0.00             $756.58                $0.00
----------------------------------------------------------------------------------------------------------------------------------
Sears Estoppel Certificate Reserve                                         $0.00             $690.17                $0.00
----------------------------------------------------------------------------------------------------------------------------------
Borrower has 6 months to transfer certain property                         $0.00           $1,893.00                $0.00
----------------------------------------------------------------------------------------------------------------------------------
N/A                                                                        $0.00             $863.00                $0.00
----------------------------------------------------------------------------------------------------------------------------------
N/A                                                                        $0.00               $0.00                $0.00
----------------------------------------------------------------------------------------------------------------------------------
Escrow for Walgreens punchlist items                                       $0.00             $188.50                $0.00
----------------------------------------------------------------------------------------------------------------------------------
N/A                                                                        $0.00               $0.00                $0.00
----------------------------------------------------------------------------------------------------------------------------------
N/A                                                                        $0.00               $0.00                $0.00
----------------------------------------------------------------------------------------------------------------------------------
N/A                                                                        $0.00             $175.00                $0.00
----------------------------------------------------------------------------------------------------------------------------------
N/A                                                                        $0.00               $0.00                $0.00
----------------------------------------------------------------------------------------------------------------------------------
N/A                                                                        $0.00             $189.00                $0.00
----------------------------------------------------------------------------------------------------------------------------------
N/A                                                                        $0.00               $0.00                $0.00
----------------------------------------------------------------------------------------------------------------------------------
Escrow for Walgreens punchlist items                                       $0.00               $0.00                $0.00
----------------------------------------------------------------------------------------------------------------------------------
N/A                                                                   $20,000.00           $2,933.33                $0.00
----------------------------------------------------------------------------------------------------------------------------------
N/A                                                                        $0.00           $1,750.00                $0.00
----------------------------------------------------------------------------------------------------------------------------------
N/A                                                                        $0.00           $5,328.00                $0.00
----------------------------------------------------------------------------------------------------------------------------------
N/A                                                                        $0.00               $0.00                $0.00
----------------------------------------------------------------------------------------------------------------------------------
Escrow Agreement for CAM charges.                                          $0.00               $0.00                $0.00
----------------------------------------------------------------------------------------------------------------------------------
N/A                                                                        $0.00             $117.00                $0.00
----------------------------------------------------------------------------------------------------------------------------------
N/A                                                                        $0.00               $0.00                $0.00
----------------------------------------------------------------------------------------------------------------------------------
N/A                                                                        $0.00          $71,943.47                $0.00
----------------------------------------------------------------------------------------------------------------------------------
N/A                                                                        $0.00          $60,959.73                $0.00
----------------------------------------------------------------------------------------------------------------------------------
N/A                                                                        $0.00          $31,852.83                $0.00
----------------------------------------------------------------------------------------------------------------------------------
Holdback Reserve                                                           $0.00          $10,434.55                $0.00
----------------------------------------------------------------------------------------------------------------------------------
Holdback Reserve                                                           $0.00           $7,139.43                $0.00
----------------------------------------------------------------------------------------------------------------------------------
N/A                                                                        $0.00               $0.00                $0.00
----------------------------------------------------------------------------------------------------------------------------------
N/A                                                                        $0.00               $0.00                $0.00
----------------------------------------------------------------------------------------------------------------------------------




             Initial Other                                                        Letter
               Reserve                                                           of Credit                            Earnout
             Description                                                        Description                           Reserve
----------------------------------------------------------------------------------------------------------------------------------
Holdback for acceptable tenant estoppels from Red Star and Bed           N/A                                  $3,000,000.00
Bath & Beyond
----------------------------------------------------------------------------------------------------------------------------------
Released when Wal-Mart begins paying increased rent                      N/A                                  $1,000,000.00
----------------------------------------------------------------------------------------------------------------------------------
N/A                                                                      In lieu of all escrows                       $0.00
----------------------------------------------------------------------------------------------------------------------------------
N/A                                                                      N/A                                          $0.00
----------------------------------------------------------------------------------------------------------------------------------
N/A                                                                      N/A                                  $2,580,000.00
----------------------------------------------------------------------------------------------------------------------------------
Holdback Reserve for Beall's                                             N/A                                          $0.00
----------------------------------------------------------------------------------------------------------------------------------
N/A                                                                      N/A                                          $0.00
----------------------------------------------------------------------------------------------------------------------------------
N/A                                                                      N/A                                    $634,875.00
----------------------------------------------------------------------------------------------------------------------------------
N/A                                                                      N/A                                          $0.00
----------------------------------------------------------------------------------------------------------------------------------
Mold Remediation Reserve                                                 N/A                                          $0.00
----------------------------------------------------------------------------------------------------------------------------------
N/A                                                                      N/A                                          $0.00
----------------------------------------------------------------------------------------------------------------------------------
N/A                                                                      N/A                                          $0.00
----------------------------------------------------------------------------------------------------------------------------------
N/A                                                                      N/A                                          $0.00
----------------------------------------------------------------------------------------------------------------------------------
N/A                                                                      N/A                                          $0.00
----------------------------------------------------------------------------------------------------------------------------------
Sears Estoppel Certificate Reserve                                       N/A                                          $0.00
----------------------------------------------------------------------------------------------------------------------------------
Borrower has 6 months to transfer certain property                       N/A                                          $0.00
----------------------------------------------------------------------------------------------------------------------------------
N/A                                                                      N/A                                          $0.00
----------------------------------------------------------------------------------------------------------------------------------
N/A                                                                      N/A                                          $0.00
----------------------------------------------------------------------------------------------------------------------------------
Escrow for Walgreens punchlist items                                     N/A                                          $0.00
----------------------------------------------------------------------------------------------------------------------------------
N/A                                                                      N/A                                           $0.00
----------------------------------------------------------------------------------------------------------------------------------
N/A                                                                      N/A                                           $0.00
----------------------------------------------------------------------------------------------------------------------------------
N/A                                                                      N/A                                           $0.00
----------------------------------------------------------------------------------------------------------------------------------
N/A                                                                      N/A                                           $0.00
----------------------------------------------------------------------------------------------------------------------------------
N/A                                                                      N/A                                           $0.00
----------------------------------------------------------------------------------------------------------------------------------
N/A                                                                      N/A                                           $0.00
----------------------------------------------------------------------------------------------------------------------------------
Escrow for Walgreens punchlist items                                     N/A                                           $0.00
----------------------------------------------------------------------------------------------------------------------------------
N/A                                                                      N/A                                           $0.00
----------------------------------------------------------------------------------------------------------------------------------
N/A                                                                      N/A                                      $50,000.00
----------------------------------------------------------------------------------------------------------------------------------
N/A                                                                      N/A                                           $0.00
----------------------------------------------------------------------------------------------------------------------------------
N/A                                                                      N/A                                           $0.00
----------------------------------------------------------------------------------------------------------------------------------
Escrow Agreement for CAM charges.                                        N/A                                           $0.00
----------------------------------------------------------------------------------------------------------------------------------
N/A                                                                      N/A                                           $0.00
----------------------------------------------------------------------------------------------------------------------------------
N/A                                                                      N/A                                           $0.00
----------------------------------------------------------------------------------------------------------------------------------
N/A                                                                      N/A                                           $0.00
----------------------------------------------------------------------------------------------------------------------------------
N/A                                                                      N/A                                           $0.00
----------------------------------------------------------------------------------------------------------------------------------
N/A                                                                      N/A                                           $0.00
----------------------------------------------------------------------------------------------------------------------------------
Holdback Reserve                                                         N/A                                           $0.00
----------------------------------------------------------------------------------------------------------------------------------
Holdback Reserve                                                         N/A                                           $0.00
----------------------------------------------------------------------------------------------------------------------------------
N/A                                                                      N/A                                           $0.00
----------------------------------------------------------------------------------------------------------------------------------
N/A                                                                      N/A                                           $0.00
----------------------------------------------------------------------------------------------------------------------------------






                        Earnout                          Additional      Additional                 Additional
                        Reserve                          Collateral      Collateral                 Collateral
                      Description                          Amount        Event Date                Description

----------------------------------------------------------------------------------------------------------------------------------
Release in full upon: property must achieve annualized  $3,000,000.00   1/18/05   Release in full upon: property achieves
EGI of $7,353,612                                                                 annualized EGI of $7,353,612
----------------------------------------------------------------------------------------------------------------------------------
Release in full upon: 1) Property achieves occupancy                              Release in full upon: 1) Property achieves
of 92% at average rental rate of $17.63 psf             $1,000,000.00   7/17/05   occupancy of 92% at average rental rate of
                                                                                  $17.63 psf
----------------------------------------------------------------------------------------------------------------------------------
N/A                                                              N/A        N/A   N/A
----------------------------------------------------------------------------------------------------------------------------------
N/A                                                              N/A        N/A   N/A
----------------------------------------------------------------------------------------------------------------------------------
Release in full upon: i) Occupancy of 92.3% (excluding
Publix) with avg. rental rate of $17.64 psf, ii)                                  Release in full upon: i) Occupancy of 92.3%
Tenant estoppel for each New Tenant                     $2,580,000.00    2/5/04   (excluding Publix) with avg. rental rate of
                                                                                  $17.64 psf, ii) Tenant estoppel for each New
                                                                                  Tenant
----------------------------------------------------------------------------------------------------------------------------------
N/A                                                              N/A        N/A   N/A
----------------------------------------------------------------------------------------------------------------------------------
N/A                                                              N/A        N/A   N/A
----------------------------------------------------------------------------------------------------------------------------------
Release in full upon: i) exterior completion of 350
Plantation, ii) endorsement to title insurance policy,                            Release in full upon: i) exterior completion of
iii) estoppel certificate for Brockton Area                                       350 Plantation, ii) endorsement to title
Multi-Services, iv) completion of remaining 5,826 sf                              insurance policy, iii) estoppel certificate
of 350 Plantation                                        $634,875.00    2/18/04   for Brockton Area Multi-Services, iv) completion
                                                                                  of remaining 5,826 sf of 350 Plantation
----------------------------------------------------------------------------------------------------------------------------------
N/A                                                              N/A        N/A   N/A
----------------------------------------------------------------------------------------------------------------------------------
N/A                                                              N/A        N/A   N/A
----------------------------------------------------------------------------------------------------------------------------------
N/A                                                              N/A        N/A   N/A
----------------------------------------------------------------------------------------------------------------------------------
N/A                                                              N/A        N/A   N/A
----------------------------------------------------------------------------------------------------------------------------------
N/A                                                              N/A        N/A   N/A
----------------------------------------------------------------------------------------------------------------------------------
N/A                                                              N/A        N/A   N/A
----------------------------------------------------------------------------------------------------------------------------------
N/A                                                              N/A        N/A   N/A
----------------------------------------------------------------------------------------------------------------------------------
N/A                                                              N/A        N/A   N/A
----------------------------------------------------------------------------------------------------------------------------------
N/A                                                              N/A        N/A   N/A
----------------------------------------------------------------------------------------------------------------------------------
N/A                                                              N/A        N/A   N/A
----------------------------------------------------------------------------------------------------------------------------------
N/A                                                              N/A        N/A   N/A
----------------------------------------------------------------------------------------------------------------------------------
N/A                                                              N/A        N/A   N/A
----------------------------------------------------------------------------------------------------------------------------------
N/A                                                              N/A        N/A   N/A
----------------------------------------------------------------------------------------------------------------------------------
N/A                                                              N/A        N/A   N/A
----------------------------------------------------------------------------------------------------------------------------------
N/A                                                              N/A        N/A   N/A
----------------------------------------------------------------------------------------------------------------------------------
N/A                                                              N/A        N/A   N/A
----------------------------------------------------------------------------------------------------------------------------------
N/A                                                              N/A        N/A   N/A
----------------------------------------------------------------------------------------------------------------------------------
N/A                                                              N/A        N/A   N/A
----------------------------------------------------------------------------------------------------------------------------------
N/A                                                              N/A        N/A   N/A
----------------------------------------------------------------------------------------------------------------------------------
Release in full upon: i) completion of the access
gate, ii) full payment of all materials and labor                                 Release in full upon: i) completion of the
attributable to the completion                            $50,000.00     9/8/03   access gate, ii) full payment of all materials
                                                                                  and labor attributable to the completion
----------------------------------------------------------------------------------------------------------------------------------
N/A                                                              N/A        N/A   N/A
----------------------------------------------------------------------------------------------------------------------------------
N/A                                                              N/A        N/A   N/A
----------------------------------------------------------------------------------------------------------------------------------
N/A                                                              N/A        N/A   N/A
----------------------------------------------------------------------------------------------------------------------------------
N/A                                                              N/A        N/A   N/A
----------------------------------------------------------------------------------------------------------------------------------
N/A                                                              N/A        N/A   N/A
----------------------------------------------------------------------------------------------------------------------------------
N/A                                                              N/A        N/A   N/A
----------------------------------------------------------------------------------------------------------------------------------
N/A                                                              N/A        N/A   N/A
----------------------------------------------------------------------------------------------------------------------------------
N/A                                                              N/A        N/A   N/A
----------------------------------------------------------------------------------------------------------------------------------
N/A                                                              N/A        N/A   N/A
----------------------------------------------------------------------------------------------------------------------------------
N/A                                                              N/A        N/A   N/A
----------------------------------------------------------------------------------------------------------------------------------
N/A                                                              N/A        N/A   N/A
----------------------------------------------------------------------------------------------------------------------------------
N/A                                                              N/A        N/A   N/A
----------------------------------------------------------------------------------------------------------------------------------




                        Earnout                                                                                       Description
                        Reserve                                                               Description of Existing      of
                      Description                               Existing Secondary Financing     Secondary Financing     Lock Box
----------------------------------------------------------------------------------------------------------------------------------
Release in full upon: property must achieve annualized
EGI of $7,353,612                                                         N/A                   N/A                     Springing
-----------------------------------------------------------------------------------------------------------------------------------
Release in full upon: 1) Property achieves occupancy
of 92% at average rental rate of $17.63 psf                               N/A                   N/A                        N/A
-----------------------------------------------------------------------------------------------------------------------------------
N/A                                                                       N/A                   N/A                        Hard
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Mezzanine - Secured by
N/A                                                                  4,500,000.00               ownership interest      Springing
-----------------------------------------------------------------------------------------------------------------------------------
Release in full upon: i) Occupancy of 92.3% (excluding
Publix) with avg. rental rate of $17.64 psf, ii)
Tenant estoppel for each New Tenant                                      N/A                    N/A                       N/A
-----------------------------------------------------------------------------------------------------------------------------------
N/A                                                                      N/A                    N/A                       N/A
-----------------------------------------------------------------------------------------------------------------------------------
N/A                                                                      N/A                    N/A                     Springing
-----------------------------------------------------------------------------------------------------------------------------------
Release in full upon: i) exterior completion of 350
Plantation, ii) endorsement to title insurance policy,
iii) estoppel certificate for Brockton Area
Multi-Services, iv) completion of remaining 5,826 sf
of 350 Plantation                                                        N/A                    N/A                     Springing
-----------------------------------------------------------------------------------------------------------------------------------
N/A                                                                      N/A                    N/A                       N/A
-----------------------------------------------------------------------------------------------------------------------------------
N/A                                                                      N/A                    N/A                       N/A
-----------------------------------------------------------------------------------------------------------------------------------
N/A                                                                      N/A                    N/A                       N/A
-----------------------------------------------------------------------------------------------------------------------------------
N/A                                                                      N/A                    N/A                     Springing
-----------------------------------------------------------------------------------------------------------------------------------
N/A                                                                      N/A                    N/A                     Springing
-----------------------------------------------------------------------------------------------------------------------------------
N/A                                                                      N/A                    N/A                       N/A
-----------------------------------------------------------------------------------------------------------------------------------
N/A                                                                      N/A                    N/A                       N/A
-----------------------------------------------------------------------------------------------------------------------------------
N/A                                                                      N/A                    N/A                       N/A
-----------------------------------------------------------------------------------------------------------------------------------
N/A                                                                      N/A                    N/A                       N/A
-----------------------------------------------------------------------------------------------------------------------------------
N/A                                                                      N/A                    N/A                       N/A
-----------------------------------------------------------------------------------------------------------------------------------
N/A                                                                      N/A                    N/A                       Hard
-----------------------------------------------------------------------------------------------------------------------------------
N/A                                                                      N/A                    N/A                       Hard
-----------------------------------------------------------------------------------------------------------------------------------
N/A                                                                      N/A                    N/A                       Hard
-----------------------------------------------------------------------------------------------------------------------------------
N/A                                                                      N/A                    N/A                       Hard
-----------------------------------------------------------------------------------------------------------------------------------
N/A                                                                      N/A                    N/A                       Hard
-----------------------------------------------------------------------------------------------------------------------------------
N/A                                                                      N/A                    N/A                       Hard
-----------------------------------------------------------------------------------------------------------------------------------
N/A                                                                      N/A                    N/A                       N/A
-----------------------------------------------------------------------------------------------------------------------------------
N/A                                                                      N/A                    N/A                       Hard
-----------------------------------------------------------------------------------------------------------------------------------
N/A                                                                      N/A                    N/A                       N/A
-----------------------------------------------------------------------------------------------------------------------------------
Release in full upon: i) completion of the access
gate, ii) full payment of all materials and labor
attributable to the completion                                           N/A                    N/A                       N/A
-----------------------------------------------------------------------------------------------------------------------------------
N/A                                                                      N/A                    N/A                     Springing
-----------------------------------------------------------------------------------------------------------------------------------
N/A                                                                      N/A                    N/A                       N/A
-----------------------------------------------------------------------------------------------------------------------------------
N/A                                                                      N/A                    N/A                       Hard
-----------------------------------------------------------------------------------------------------------------------------------
N/A                                                                      N/A                    N/A                       N/A
-----------------------------------------------------------------------------------------------------------------------------------
N/A                                                                      N/A                    N/A                       N/A
-----------------------------------------------------------------------------------------------------------------------------------
N/A                                                                      N/A                    N/A                     Springing
-----------------------------------------------------------------------------------------------------------------------------------
N/A                                                                      N/A                    N/A                     Springing
-----------------------------------------------------------------------------------------------------------------------------------
N/A                                                                      N/A                    N/A                     Springing
-----------------------------------------------------------------------------------------------------------------------------------
N/A                                                                      N/A                    N/A                       Hard
-----------------------------------------------------------------------------------------------------------------------------------
N/A                                                                      N/A                    N/A                     Springing
-----------------------------------------------------------------------------------------------------------------------------------
N/A                                                                      N/A                    N/A                       N/A
----------------------------------------------------------------------------------------------------------------------------------
N/A                                                                      N/A                    N/A                       N/A



                                                             SCHEDULE III


                  MORTGAGE LOANS CONSTITUTING MORTGAGE GROUPS


                                     None



                                    III-1

                                                               SCHEDULE IV

                        MORTGAGE LOANS WITH LOST NOTES


                                     None

                                                                  SCHEDULE V

                            EXCEPTIONS TO SELLER'S
                        REPRESENTATIONS AND WARRANTIES


          Reference is made to the Representations and Warranties contained in Exhibit A corresponding to the roman numerals listed below:



Exception to Section (xx):

         Correspondent fees are payable with respect to each of the following Mortgage Loans:

                  Loan No. 10018171/Brooks A Portfolio
                  Loan No. 10019380/Shoppes at Thoroughbred Village Loan No. 10019902/Forest Heights Apartments
                  Loan No. 10020323/Corona Del Sol Plaza


Exception to Section (xxiii):

          With respect to each of the following Mortgage Loans, the single tenant of the Mortgaged Property, Walgreens Co., is permitted to self insure for property insurance:

                  Loan No. 10019733/Walgreens - Omaha
                  Loan No. 10019941/Walgreens -- Reseda
                  Loan No. 10020153/Walgreens -- State & Wells
                  Loan No. 10020154/Walgreens - Adams & Hamilton
                  Loan No. 10020155/Walgreens - Scott & Illinois
                  Loan No. 10020752/Walgreens - Modesto
                  Loan No. 10020753/Walgreens - Vista

          With respect to each of the following Mortgage Loans, the requirement that business interruption insurance be obtained was waived because the related borrower's lease with its tenant, Walgreen's Co., does not permit abatement of rent following a casualty:

                  Loan No. 10019733/Walgreens - Omaha
                  Loan No. 10020153/Walgreens -- State & Wells
                  Loan No. 10020154/Walgreens - Adams & Hamilton
                  Loan No. 10020155/Walgreens - Scott & Illinois
                  Loan No. 10020752/Walgreens - Modesto
                  Loan No. 10020753/Walgreens - Vista

With respect to each of the following Mortgage Loans, the insurer that issued the fire and extended perils insurance policy did not meet the requirements of the Pooling and Servicing Agreement regarding an S&P and/or Moody's rating, but did meet the Seller's requirements regarding an AM Best rating:

     Mortgage Loan                                            Carrier

     Loan No. 10017939/Oakbrook Village                       Citizens Property Insurance Corp.
     Loan No. 10019564/West Sunset Blvd.                      Mid-State Mutual Ins. Co.
     Loan No. 10019821/306 Belmont Street                     Affiliated FM Insurance Co.
     Loan No. 19902/Forest Heights Apartments                 Farmers Insurance Exchange
     Loan No. 10019981/Jefferson Pointe Shopping Center       C.N.A.
     Loan No. 10020152/San Carlos Marketplace                 Transportation Insurance Co.
     Loan No. 10020249/Harbor Pointe Apartments               Commonwealth Insurance Company
     Loan No. 10020333/Lantana Shopping Center                Affiliated FM Insurance Co.
     Loan No. 10020433/Shadle Shopping Center                 Unigard Insurance
     Loan No. 10020435/Crossroads Plaza                       Affiliated FM Insurance Co.
     Loan No. 10021000/Concord Storage Associates             C.N.A.


Exception to Section (xxvii):

          With respect to Loan No. 10020153/Walgreen's at State and Wells, a Phase I environmental site assessment conducted on the related Mortgaged Property reported that a gasoline station was operated at the related Mortgaged Property from approximately 1940 through 1998 and that seven underground storage tanks were removed from the related Mortgaged Property in 2000, at which time impact to soil and groundwater was identified. MTBE, a gasoline additive, was identified in concentrations above regulatory limits. The party responsible for the conditions has been identified as National Oil & Gas. The related Mortgaged Property has been accepted into the Indiana underground storage tank excess liability trust fund and the Indiana Department of Environmental Management ("IDEM") has accepted a corrective action plan. National Oil & Gas is working with IDEM to obtain closure for the related Mortgaged Property, which currently involves replacement of certain destroyed monitoring wells and quarterly monitoring of MTBE levels in groundwater. The environmental consultant recommended that the required monitoring be continued until the related Mortgaged Property obtains closure from IDEM.

          With respect to Loan No. 20333/Lantana Shopping Center, a Phase I environmental site assessment conducted on the related Mortgaged Property reported that two dry cleaners occupied the related Mortgaged Property from prior to 1974 through 1998. A Phase II subsurface investigation detected tetrachloroethene, a dry cleaning solvent, in a concentration above Florida's groundwater cleanup target level. The related Borrower provided Seller with a copy of an American International Group, Inc. ("AIG") pollution legal liability select policy issued to Ramco Gershenson Properties Trust. The policy is a borrower's portfolio policy that insures more than one property. The policy has a $50,000 each loss deductible/$250,000 aggregate deductible, a 10-year policy term, and coverage of $10,000,000 per incident/$30,000,000 aggregate. The Seller received a letter from the AIG Technical Services, Inc. ("AIGTS") environmental claims department stating that AIGTS received notice of a claim for the related Mortgaged Property on behalf of Ramco Gershenson, Inc., and that the related Mortgaged Property is covered by the policy. Coverage is accepted subject to the $50,000 deductible. The related Mortgage Loan Documents require the related Borrower to enter into a voluntary cleanup agreement with the State of Florida Department of Environmental Protection ("Florida DEP") and to comply with the agreement with the Florida DEP until the related Borrower obtains either a no further action letter or a site rehabilitation completion order from the Florida DEP.

          With respect to Loan No. 20333/Lantana Shopping Center, the environmental insurance policy associated with the related Mortgaged Property is a pollution legal liability select Policy issued by AIG. The policy is a borrower's portfolio policy with a $50,000 each loss/$250,000 aggregate deductible, a 10-year policy term, and coverage of $10,000,000 per incident/$30,000,000 aggregate.

          With respect to Loan No. 20433/Shadle Shopping Center, the secured creditor impaired property environmental insurance policy obtained by the lender was issued by AIG, has a $0 deductible, a 15-year policy term, and the premium has been prepaid in full. However, the secured creditor policy pays the lesser of clean-up costs or the outstanding principal balance of the related Mortgage Loan, and the loss coverage on the policy is capped at $5,000,000, which is approximately 20% of the original principal balance of the related Mortgage Loan.

Exception to Section (xxxvi):

          With respect to Loan No. 10019981/Jefferson Pointe Shopping Center, upon the mortgagee's prior written consent, which is conditioned upon the satisfaction of specified minimum conditions, the following types of mezzanine/cash flow financing alternatives are permitted: (1) each member of the related Borrower (other than the managing member) may pledge both (a) its right to receive net cash distributions payable by the related Borrower pursuant to its operating agreement, and (b) its membership interests in the related Borrower; and (2) each member or partner of the members of the related Borrower may pledge both (a) its right to receive cash distributions from such entity pursuant to its operating agreement and (b) its membership interests in such entity. The specified minimum conditions upon which the mortgagee's consent is conditioned include: no event of default shall have occurred and be continuing; satisfaction of a specified debt service coverage ratio; payment of all applicable fees and expenses; the holder of the subordinate debt shall be an institutional lender which executes an acceptable subordination agreement; execution of a lockbox agreement or modification of the existing cash management agreement, as appropriate; delivery of any required opinion letters; and receipt of rating agency confirmation of no downgrade.

          With respect to Loan No. 1020249/Harbor Pointe Apartments, a member of the Borrower has obtained a mezzanine loan in the original principal amount of $4,500,000 secured by such member's membership interest in the Borrower. An intercreditor agreement between the mezzanine lender and the senior lender imposes restrictions on the transfer of the mezzanine loan and the mezzanine lender's exercise of its rights and remedies with respect to its collateral, confirms the subordination of the mezzanine loan to the related mortgage loan and provides the mezzanine lender with the right, but not the obligation, to cure certain defaults of the related borrower, among other provisions.

          With respect to Loan No. 10019821/306 Belmont Street, members of the related borrower may obtain financing secured by pledges of their respective ownership interest in the related borrowing entity, upon the mortgagee's prior written consent, which is conditioned upon the satisfaction of specified minimum conditions, including specified debt service coverage and loan to value ratios, execution of an intercreditor and subordination agreement by an institutional mezzanine lender, establishment of a lockbox arrangement and receipt of rating agency confirmation.

Exception to Section (xxxvii):

          With respect to Loan No. 10019817/Shurgard of Franklin and Shurgard of Rivergate (original principal balance of $5,425,000.00), the related Mortgage Loan Documents do not require the related Borrower be a single-purpose entity.

          With respect to Loan No. 10020311/Park Square Center (original principal balance of $5 million), the related Mortgage Loan Documents require the related borrower to be a single-purpose entity, but the related borrower may obtain unsecured loans not to exceed $500,000 from its members provided certain conditions are satisfied.

          With respect to Loan No. 10020323/Corona Del Sol (original principal balance of $6.15 million), the related Mortgage Loan Documents require one of the three tenant-in-common co-borrowers to be a single-purpose entity, but the related Mortgage Loan Documents do not require the other two tenant-in-common borrowers to be single-purpose entities. Pursuant to the related Mortgage, the two non-single-purpose entity co-borrowers are required to convey their interests in the Mortgaged Property to the single-purpose entity co-borrower within 12 months of the closing of the related Mortgaged Loan.

          With respect to Loan No. 10020333/Lantana Plaza (original principal balance of $11 million), the related Mortgage Loan Documents require the related Borrower to be a single-purpose entity, but the related Borrower may obtain unsecured loans provided certain conditions are satisfied.

          With respect to Loan No. 10020487/Harbor Park Office Center (original principal balance of $4.85 million), the related Mortgage Loan Documents require the related Borrower to be a single-purpose entity, except that the related Borrower owns one other property.

          With respect to Loan No. 10021000/Concord Self Storage (original principal balance of $8 million), the related Mortgage Loan Documents require the related Borrower to be a single-purpose entity, but the related Borrower is a general partnership.

Exception to Section (xxxviii):

          With respect to Loan No. 10019817/Shurgard of Franklin and Shurgard of Rivergate (original principal balance of $5,425,000.00) the related Mortgage Loan Documents do not prohibit the related Borrower from obtaining unsecured debt.

          With respect to Loan No. 10020311/Park Square Center (original principal balance of $5 million), the related Mortgage Loan Documents permit the related Borrower to obtain unsecured loans from its members provided certain conditions are satisfied.

          With respect to Loan No. 10020323/Corona Del Sol (original principal balance of $6.15 million), only one of the three tenant-in-common co-borrowers is prohibited from incurring unsecured debt.

          With respect to Loan No. 10020333/Lantana Plaza (original principal balance of $11 million) permits the related Borrower to obtain unsecured loans provided certain conditions satisfied.

Exception to Section (xl):

          With respect to Loan No 10019981/Jefferson Pointe Shopping Center, an out parcel lot that is not part of the Mortgaged Property shares the same tax identification number as the Mortgaged Property, but as of tax year 2004, such out parcel lot will have a separate tax identification number.

          With respect to Loan No. 10020249/Harbor Pointe Apartments, one parcel (that consists of a lake) of the several parcels that comprise the Mortgaged Property shares a tax parcel identification number with an adjoining property that is not part of the Mortgaged Property. A post-closing agreement was executed requiring the related Borrower to obtain a separate tax parcel identification number for such parcel and the Mortgage Loan Documents also require an escrow of funds for taxes payable for all properties in such tax parcel (including the adjoining property that is not part of the Mortgaged Property) until such time that a separate tax parcel identification number is obtained for such parcel.

Exception to Section (lv):

          With respect to Loan Nos. 10019817/Shurgard of Franklin and Shurgard of Rivergate and 10019818/Shurgard of Hickory Hollow, the related Borrower's liability for waste is limited to the diminution in value due to the willful failure to maintain the Mortgaged Property with income generated by the Mortgaged Property.

          With respect to Loan No. 10020333/Lantana Shopping Center, there is not a "carve-out" for willful acts of material waste, but there is a carve-out for damage to the related Mortgaged Property as a result of the intentional misconduct or gross negligence of the related Borrower or its principals.

Exception to Section (lvi):

          With respect to each of the following ARD Loans, the Mortgage Rate increases by the greater of (i) the initial Mortgage Rate plus 2% or (ii) the treasury rate plus 2%:

          10018171          Brooks A Portfolio

          10019380          Shoppes at Thoroughbred Village

          10019733          Walgreens - Omaha

          10019821          306 Belmont Street

          10019914          Walgreens - Lebanon

          10019941          Walgreens - Reseda

          10020153          Walgreens at State & Wells

          10020154          Walgreens at Adams & Hamilton

          10020155          Walgreens at Scott & Illinois

          10020170          Blackbaud Building/Duck Pond

          10020306          Tyco Road

          10020752          Walgreens - Modesto

          10020753          Walgreens - Vista

                                                                EXHIBIT A

                   REPRESENTATIONS AND WARRANTIES OF SELLER
                         REGARDING THE MORTGAGE LOANS


          (i) Immediately prior to the sale, transfer and assignment to the Depositor, no Note or Mortgage was subject to any assignment (other than assignments which show a complete chain of assignment to the Seller), participation or pledge, and the Seller had good and marketable title to, and was the sole owner of, the related Mortgage Loan;

         (ii)   RESERVED.

          (iii) The Seller has full right and authority to sell, assign and transfer such Mortgage Loan and the assignment to the Depositor constitutes a legal, valid and binding assignment of such Mortgage Loan;

          (iv) The Seller is transferring such Mortgage Loan free and clear of any and all liens, pledges, charges or security interests of any nature encumbering such Mortgage Loan;

          (v) As of origination, to Seller's knowledge, based on the related Borrower's representations and covenants in the related Mortgage Loan Documents, the Borrower, lessee and/or operator was in possession of all licenses, permits, and authorizations then required for use of the Mortgaged Property which were valid and in full force and effect as of the origination date;

          (vi) Each related Note, Mortgage, Assignment of Leases (if any) and other agreement executed by or for the benefit of the related Borrower, any guarantor or their successors or assigns in connection with such Mortgage Loan is the legal, valid and binding obligation of the related Borrower, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and there is no valid offset, defense, counterclaim, or right of rescission available to the related Borrower with respect to such Note, Mortgage, Assignment of Leases and other agreements, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

          (vii) Each related Assignment of Leases creates a valid first priority collateral assignment of, or a valid first priority lien or security interest in, certain rights under the related lease or leases, subject only to a license granted to the related Borrower to exercise certain rights and to perform certain obligations of the lessor under such lease or leases, including the right to operate the related leased property, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); no person other than the related Borrower owns any interest in any payments due under such lease or leases that is superior to or of equal priority with the lender's interest therein;

          (viii) Each related assignment of Mortgage from the Seller to the Depositor and related assignment of the Assignment of Leases, if any, or assignment of any other agreement executed by or for the benefit of the related Borrower, any guarantor or their successors or assigns in connection with such Mortgage Loan from the Seller to the Depositor constitutes the legal, valid and binding assignment from the Seller to the Depositor, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, liquidation, receivership, moratorium or other laws relating to or affecting the enforcement of creditors' rights or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

          (ix) Since origination (A) except as set forth in the related mortgage file, such Mortgage Loan has not been modified, altered, satisfied, canceled, subordinated or rescinded and (B) each related Mortgaged Property has not been released from the lien of the related Mortgage in any manner which materially interferes with the security intended to be provided by such Mortgage;

          (x) Each related Mortgage is a valid and enforceable first lien on the related Mortgaged Property (subject to Permitted Encumbrances (as defined below)), except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and such Mortgaged Property is free and clear of any mechanics' and materialmen's liens which are prior to or equal with the lien of the related Mortgage, except those which are insured against by a lender's title insurance policy (as described below). A UCC Financing Statement has been filed and/or recorded (or sent for filing or recording) in all places necessary to perfect a valid security interest in the personal property necessary to operate the Mortgaged Property; any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid and enforceable lien on property described therein, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

          (xi) The Seller has not taken any action that would cause the representations and warranties made by the related Borrower in the related Mortgage Loan Documents not to be true;

          (xii) The Seller has no knowledge that the material representations and warranties made by the related Borrower in the related Mortgage Loan Documents are not true in any material respect;

         (xiii) The lien of each related Mortgage is a first priority lien on the fee and/or leasehold interest of the related Borrower in the principal amount of such Mortgage Loan or allocated loan amount of the portions of the Mortgaged Property covered thereby (as set forth in the related Mortgage) after all advances of principal and is insured by an ALTA lender's title insurance policy (or a binding commitment therefor), or its equivalent as adopted in the applicable jurisdiction, insuring the Seller and its successors and assigns as to such lien, subject only to (A) the lien of current real property taxes, ground rents, water charges, sewer rents and assessments not yet delinquent or accruing interest or penalties, (B) covenants, conditions and restrictions, rights of way, easements and other matters of public record, none of which, individually or in the aggregate, materially interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Borrower's ability to pay its obligations when they become due or the value of the Mortgaged Property and (C) the exceptions (general and specific) and exclusions set forth in such policy, none of which, individually or in the aggregate, materially interferes with the current general use of the Mortgaged Property or materially interferes with the security intended to be provided by such Mortgage or with the related Borrower's ability to pay its obligations when they become due or the value of the Mortgaged Property (items (A), (B) and (C) collectively, "Permitted Encumbrances"); the premium for such policy was paid in full; such policy (or if it is yet to be issued, the coverage to be afforded thereby) is issued by a title insurance company licensed to issue policies in the state in which the related Mortgaged Property is located (unless such state is Iowa) and is assignable (with the related Mortgage Loan) to the Depositor and the Trustee without the consent of or any notification to the insurer, and is in full force and effect upon the consummation of the transactions contemplated by this Agreement; no claims have been made under such policy and the Seller has not undertaken any action or omitted to take any action, and has no knowledge of any such act or omission, which would impair or diminish the coverage of such policy;

          (xiv) The proceeds of such Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder, and no future advances have been made which are not reflected in the related mortgage file;

          (xv) Except as set forth in a property inspection report or engineering report prepared in connection with the origination of the Mortgage Loan, as of the later of the date of origination of such Mortgage Loan or the most recent inspection of the related Mortgaged Property by the Seller, as applicable, and to the knowledge of Seller as of the date hereof, each related Mortgaged Property is free of any material damage that would affect materially and adversely the use or value of such Mortgaged Property as security for the Mortgage Loan (normal wear and tear excepted) or reserves have been established to cover the costs to remediate such damage and, as of the closing date for each Mortgage Loan and, to the Seller's knowledge, as of the date hereof, there is no proceeding pending for the total or partial condemnation of such Mortgaged Property that would have a material adverse effect on the use or value of the Mortgaged Property;

          (xvi) The Seller has inspected or caused to be inspected each related Mortgaged Property within the past twelve months, or the originator of the Mortgage Loan inspected or caused to be inspected each related Mortgaged Property within three months of origination of the Mortgage Loan;

          (xvii) No Mortgage Loan has a shared appreciation feature, any other contingent interest feature or a negative amortization feature other than the ARD Loans which may have negative amortization from and after the Anticipated Repayment Date;

          (xviii) Each Mortgage Loan is a whole loan and contains no equity participation by Seller;

          (xix) The Mortgage Rate (exclusive of any default interest, late charges, or prepayment premiums) of such Mortgage Loan complied as of the date of origination with, or was exempt from, applicable state or federal laws, regulations and other requirements pertaining to usury. Except to the extent any noncompliance did not materially and adversely affect the value of the related Mortgaged Property, the security provided by the Mortgage or the related Borrower's operations at the related Mortgaged Property, any and all other requirements of any federal, state or local laws, including, without limitation, truth-in-lending, real estate settlement procedures, equal credit opportunity or disclosure laws, applicable to such Mortgage Loan have been complied with as of the date of origination of such Mortgage Loan;

          (xx) Neither the Seller nor to the Seller's knowledge, any originator, committed any fraudulent acts during the origination process of any Mortgage Loan and the origination, servicing and collection of each Mortgage Loan is in all respects legal, proper and prudent in accordance with customary commercial mortgage lending standards, and no other person has been granted or conveyed the right to service the Mortgage Loans or receive any consideration in connection therewith, except as provided in the Pooling and Servicing Agreement or any permitted subservicing agreements;

          (xxi) All taxes and governmental assessments that became due and owing prior to the date hereof with respect to each related Mortgaged Property and that are or may become a lien of priority equal to or higher than the lien of the related Mortgage have been paid or an escrow of funds has been established and such escrow (including all escrow payments required to be made prior to the delinquency of such taxes and assessments) is sufficient to cover the payment of such taxes and assessments;

          (xxii) All escrow deposits and payments required pursuant to each Mortgage Loan are in the possession, or under the control, of the Seller or its agent and there are no deficiencies (subject to any applicable grace or cure periods) in connection therewith and all such escrows and deposits are being conveyed by the Seller to the Depositor and identified as such with appropriate detail;

          (xxiii) Each related Mortgaged Property is insured by a fire and extended perils insurance policy, issued by an insurer meeting the requirements of the Pooling and Servicing Agreement, in an amount not less than the lesser of the principal amount of the related Mortgage Loan and the replacement cost (with no deduction for physical depreciation) and not less than the amount necessary to avoid the operation of any co-insurance provisions with respect to the related Mortgaged Property; each related Mortgaged Property is also covered by business interruption or rental loss insurance which covers a period of not less than 12 months and comprehensive general liability insurance in amounts generally required by prudent commercial mortgage lenders for similar properties; all premiums on such insurance policies required to be paid as of the date hereof have been paid; such insurance policies require prior notice to the insured of termination or cancellation, and no such notice has been received by the Seller; such insurance names the lender under the Mortgage Loan and its successors and assigns as a named or additional insured; each related Mortgage Loan obligates the related Borrower to maintain all such insurance and, at such Borrower's failure to do so, authorizes the lender to maintain such insurance at the Borrower's cost and expense and to seek reimbursement therefor from such Borrower;

          (xxiv) There is no monetary default, breach, violation or event of acceleration existing under the related Mortgage Loan; and, to the Seller's knowledge, there is no (A) non-monetary default, breach, violation or event of acceleration existing under the related Mortgage Loan or (B) event (other than payments due but not yet delinquent) which, with the passage of time or with notice and the expiration of any grace or cure period, would and does constitute a default, breach, violation or event of acceleration, which default, breach, violation or event of acceleration, in the case of either (A) or (B), materially and adversely affects the use or value of the Mortgage Loan or the related Mortgaged Property; provided, however, that this representation and warranty does not address or otherwise cover any default, breach, violation or event of acceleration that specifically pertains to any matter otherwise covered by any other representation or warranty made by the Seller in any of the other paragraphs of this Exhibit A; and provided, further that a breach by the Borrower of any representation or warranty contained in any Mortgage Loan Document shall not constitute a non-monetary default, breach, violation or event of acceleration for purposes of this representation and warranty if the subject matter of such representation or warranty contained in any Mortgage Loan Document is also covered by any other representation or warranty made by the Seller in this Exhibit A-1;

          (xxv) No Mortgage Loan has been more than 30 days delinquent in making required payments since origination and as of the Cut-off Date no Mortgage Loan is 30 or more days delinquent in making required payments;

          (xxvi) (A) Each related Mortgage contains provisions so as to render the rights and remedies of the holder thereof adequate for the practical realization against the Mortgaged Property of the principal benefits of the security, including realization by judicial or, if applicable, non-judicial foreclosure or, subject to applicable state law requirements, appointment of a receiver, and (B) there is no exemption available to the Borrower which would interfere with such right to foreclose, except, in the case of either (A) or
(B), as the enforcement of the Mortgage may be limited by bankruptcy, insolvency, reorganization, moratorium, redemption or other laws affecting the enforcement of creditors' rights or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). To the Seller's knowledge, no Borrower is a debtor in a state or federal bankruptcy or insolvency proceeding;

          (xxvii) At origination, each Borrower represented and warranted in all material respects that to its knowledge, except as set forth in certain environmental reports and, except as commonly used in the operation and maintenance of properties of similar kind and nature to the Mortgaged Property, in accordance with prudent management practices and applicable law, and in a manner that does not result in any contamination of the Mortgaged Property, it has not used, caused or permitted to exist and will not use, cause or permit to exist on the related Mortgaged Property any hazardous materials in any manner which violates federal, state or local laws, ordinances, regulations, orders, directives or policies governing the use, storage, treatment, transportation, manufacture, refinement, handling, production or disposal of hazardous materials or other environmental laws; the related Borrower or an affiliate thereof agreed to indemnify, defend and hold the mortgagee and its successors and assigns harmless from and against losses, liabilities, damages, injuries, penalties, fines, expenses, and claims of any kind whatsoever (including attorneys' fees and costs) paid, incurred or suffered by, or asserted against, any such party resulting from a breach of the foregoing representations, warranties or covenants given by the Borrower in connection with such Mortgage Loan. A Phase I environmental report and, with respect to certain Mortgage Loans, a Phase II environmental report, was conducted by a reputable environmental consulting firm in connection with such Mortgage Loan, which report did not indicate any material non-compliance with applicable environmental laws or material existence of hazardous materials or, if any material non-compliance or material existence of hazardous materials was indicated in any such report, then at least one of the following statements is true: (A) funds reasonably estimated to be sufficient to cover the cost to cure any material non-compliance with applicable environmental laws or material existence of hazardous materials have been escrowed by the related Borrower and held by the related mortgagee; (B) an operations or maintenance plan has been required to be obtained by the related Borrower; (C) the environmental condition identified in the related environmental report was remediated or abated in all material respects prior to the date hereof; (D) a no further action or closure letter was obtained from the applicable governmental regulatory authority (or the environmental issue affecting the related Mortgaged Property was otherwise listed by such governmental authority as "closed"); (E) such conditions or circumstances identified in the Phase I environmental report were investigated further and based upon such additional investigation, an environmental consultant recommended no further investigation or remediation; (F) a party with financial resources reasonably estimated to be adequate to cure the condition or circumstance provided a guaranty or indemnity to the related Borrower to cover the costs of any required investigation, testing, monitoring or remediation; (G) the expenditure of funds reasonably estimated to be necessary to effect such remediation is not greater than two percent (2%) of the outstanding principal balance of the related Mortgage Loan; or (H) a lender's environmental insurance policy was obtained and is a part of the related mortgage file. Notwithstanding the preceding sentence, with respect to certain Mortgage Loans with an original principal balance of less than $3,000,000, no environmental report may have been obtained, but (in such cases where a Phase I environmental report was not obtained) a lender's secured creditor impairment environmental insurance policy was obtained with respect to each such Mortgage Loan and is a part of the related mortgage file. Each of such environmental insurance policies is in full force and effect, the premiums for such policies have been paid in full and the Trustee is named as an insured under each of such policies. To the best of the Seller's knowledge, in reliance on such environmental reports and except as set forth in such environmental reports, each Mortgaged Property is in material compliance with all applicable federal, state and local environmental laws, and to the best of the Seller's knowledge, no notice of violation of such laws has been issued by any governmental agency or authority, except, in all cases, as indicated in such environmental reports or other documents previously provided to the Rating Agencies; and the Seller has not taken any action which would cause the Mortgaged Property to not be in compliance with all federal, state and local environmental laws pertaining to environmental hazards;

          (xxviii) (1) Each Mortgage Loan contains provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without the consent of the holder of the Mortgage (and the Mortgage requires the mortgagor to pay all fees and expenses associated with obtaining such consent), the related Mortgaged Property is directly or indirectly transferred or sold, and (2) except with respect to transfers of certain interests in the related Borrower to persons already holding interests in the Borrower, their family members, affiliated companies and other estate planning related transfers that satisfy certain criteria specified in the related Mortgage (which criteria is consistent with the practices of prudent commercial mortgage lenders), each Mortgage Loan with a Stated Principal Balance of over $20,000,000 also contains the provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without the consent of the holder of the Mortgage, (and the Mortgage requires the mortgagor to pay all fees and expenses associated with obtaining such consent) a majority interest in the related Borrower is directly or indirectly transferred or sold;

          (xxix) All improvements included in the related appraisal are within the boundaries of the related Mortgaged Property, except for encroachments onto adjoining parcels for which the Seller has obtained title insurance against losses arising therefrom or that do not materially and adversely affect the use or value of such Mortgaged Property. No improvements on adjoining parcels encroach onto the related Mortgaged Property except for encroachments that do not materially and adversely affect the value of such Mortgaged Property, the security provided by the Mortgage or the related Borrower's operations at the Mortgaged Property;

          (xxx) The information pertaining to the Mortgage Loans which is set forth in the mortgage loan schedule attached as an exhibit to this Agreement is complete and accurate in all material respects as of the dates of the information set forth therein (or, if not set forth therein, as of the Cut-Off
Date);

          (xxxi) With respect to any Mortgage Loan where all or a material portion of the estate of the related Borrower therein is a leasehold estate, and the related Mortgage does not also encumber the related lessor's fee interest in such Mortgaged Property, based upon the terms of the ground lease and any estoppel received from the ground lessor, the Seller represents and warrants that:

               (A) The ground lease or a memorandum regarding such ground lease has been duly recorded. The ground lease permits the interest of the lessee to be encumbered by the related Mortgage and does not restrict the use of the related Mortgaged Property by such lessee, its successors or assigns in a manner that would adversely affect the security provided by the related Mortgage. To the Seller's best knowledge, there has been no material change in the terms of the ground lease since its recordation, except by any written instruments which are included in the related mortgage file;

               (B) The lessor under such ground lease has agreed in a writing included in the related mortgage file that the ground lease may not be amended, modified, canceled or terminated without the prior written consent of the lender and that any such action without such consent is not binding on the lender, its successors or assigns;

               (C) The ground lease has an original term (or an original term plus one or more optional renewal terms, which, under all circumstances, may be exercised, and will be enforceable, by the lender) that extends not less than 20 years beyond the stated maturity of the related Mortgage Loan;

               (D) Based on the title insurance policy (or binding commitment therefor) obtained by the Seller, the ground lease is not subject to any liens or encumbrances superior to, or of equal priority with, the Mortgage, subject to Permitted Encumbrances and liens that encumber the ground lessor's fee interest;

               (E) The ground lease is assignable to the lender under the ground lease and its assigns without the consent of the lessor thereunder;

               (F) As of the Closing Date, the ground lease is in full force and effect, and the Seller has no actual knowledge that any default beyond applicable notice and grace periods has occurred or that there is any existing condition which, but for the passage of time or giving of notice, would result in a default under the terms of the ground lease;

               (G) The ground lease or an ancillary agreement between the lessor and the lessee, which is part of the Mortgage File, requires the lessor to give notice of any default by the lessee to the lender;

               (H) A lender is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under the ground lease through legal proceedings, or to take other action so long as the lender is proceeding diligently) to cure any default under the ground lease which is curable after the receipt of notice of any default, before the lessor may terminate the ground lease. All rights of the lender under the ground lease and the related Mortgage (insofar as it relates to the ground lease) may be exercised by or on behalf of the lender;

               (I) The ground lease does not impose any restrictions on subletting that would be viewed as commercially unreasonable by an institutional investor. The lessor is not permitted to disturb the possession, interest or quiet enjoyment of any subtenant of the lessee in the relevant portion of the Mortgaged Property subject to the ground lease for any reason, or in any manner, which would adversely affect the security provided by the related Mortgage;

               (J) Under the terms of the ground lease and the related Mortgage, any related insurance proceeds or condemnation award (other than in respect of a total or substantially total loss or taking) will be applied either to the repair or restoration of all or part of the related Mortgaged Property, with the lender or a trustee appointed by it having the right to hold and disburse such proceeds as repair or restoration progresses, or to the payment of the outstanding principal balance of the Mortgage Loan, together with any accrued interest, except that in the case of condemnation awards, the ground lessor may be entitled to a portion of such award;

               (K) Under the terms of the ground lease and the related Mortgage, any related insurance proceeds, or condemnation award in respect of a total or substantially total loss or taking of the related Mortgaged Property will be applied first to the payment of the outstanding principal balance of the Mortgage Loan, together with any accrued interest (except as provided by applicable law or in cases where a different allocation would not be viewed as commercially unreasonable by any institutional investor, taking into account the relative duration of the ground lease and the related Mortgage and the ratio of the market value of the related Mortgaged Property to the outstanding principal balance of such Mortgage
          Loan). Until the principal balance and accrued interest are paid in full, neither the lessee nor the lessor under the ground lease will have an option to terminate or modify the ground lease without the prior written consent of the lender as a result of any casualty or partial condemnation, except to provide for an abatement of the rent; and

               (L) Provided that the lender cures any defaults which are susceptible to being cured, the lessor has agreed to enter into a new lease upon termination of the ground lease for any reason, including rejection of the ground lease in a bankruptcy proceeding;

          (xxxii) With respect to any Mortgage Loan where all or a material portion of the estate of the related Borrower therein is a leasehold estate, but the related Mortgage also encumbers the related lessor's fee interest in such Mortgaged Property: (A) such lien on the related fee interest is evidenced by the related Mortgage, (B) such Mortgage does not by its terms provide that it will be subordinated to the lien of any other mortgage or encumbrance upon such fee interest, (C) upon the occurrence of a default under the terms of such Mortgage by the related Borrower, any right of the related lessor to receive notice of, and to cure, such default granted to such lessor under any agreement binding upon the Seller would not be considered commercially unreasonable in any material respect by prudent commercial mortgage lenders, (D) the related lessor has agreed in a writing included in the related mortgage file that the related ground lease may not be amended or modified without the prior written consent of the lender and that any such action without such consent is not binding on the lender, its successors or assigns, and (E) the related ground lease is in full force and effect, and the Seller has no actual knowledge that any default beyond applicable notice and grace periods has occurred or that there is any existing condition which, but for the passage of time or giving of notice, would result in a default under the terms of such ground lease;

          (xxxiii) With respect to Mortgage Loans that are cross-collateralized or cross-defaulted, all other loans that are cross-collateralized or cross-defaulted with such Mortgage Loans are being transferred to the Depositor hereunder;

          (xxxiv) Neither Seller nor any affiliate thereof has any obligation to make any capital contribution to any Borrower under a Mortgage Loan, other than contributions made on or prior to the date hereof;

          (xxxv) (A) The Mortgage Loan is directly secured by a Mortgage on a commercial property or multifamily residential property, and (B) the fair market value of such real property, as evidenced by an appraisal satisfying the requirements of FIRREA conducted within 12 months of the origination of the Mortgage Loan, was at least equal to 80% of the principal amount of the Mortgage Loan (1) at origination (or if the Mortgage Loan has been modified in a manner that constituted a deemed exchange under Section 1001 of the Code at a time when the Mortgage Loan was not in default or default with respect thereto was not reasonably foreseeable, the date of the last such modification) or (2) at the date hereof; provided that the fair market value of the real property must first be reduced by (X) the amount of any lien on the real property interest that is senior to the Mortgage Loan and (Y) a proportionate amount of any lien that is in parity with the Mortgage Loan (unless such other lien secures a Mortgage Loan that is cross-collateralized with such Mortgage Loan, in which event the computation described in (1) and
(2) shall be made on an aggregated basis);

          (xxxvi) There are no subordinate mortgages encumbering the related Mortgaged Property, nor are there any preferred equity interests held by the Seller or any mezzanine debt related to such Mortgaged Property, except as set forth in the Prospectus Supplement, this Exhibit A or in the Exception Report to this Agreement;

          (xxxvii) The Mortgage Loan Documents executed in connection with each Mortgage Loan having an original principal balance in excess of $4,000,000 require that the related Borrower be a single-purpose entity (for this purpose, "single-purpose entity" shall mean an entity, other than an individual, having organizational documents which provide substantially to the effect that it is formed or organized solely for the purpose of owning and operating one or more Mortgaged Properties, is prohibited from engaging in any business unrelated to such property and the related Mortgage Loan, does not have any assets other than those related to its interest in the related Mortgaged Property or its financing, or any indebtedness other than as permitted under the related Mortgage Loan);

          (xxxviii) Each Mortgage Loan prohibits the related Borrower from mortgaging or otherwise encumbering the Mortgaged Property without the prior written consent of the mortgagee or the satisfaction of debt service coverage or similar criteria specified therein and, except in connection with trade debt and equipment financings in the ordinary course of

Borrower's business, from carrying any additional indebtedness, except, in each case, liens contested in accordance with the terms of the Mortgage Loans or, with respect to each Mortgage Loan having an original principal balance of less than $4,000,000, any unsecured debt;

          (xxxix) Each Borrower covenants in the Mortgage Loan Documents that it shall remain in material compliance with all material licenses, permits and other legal requirements necessary and required to conduct its business;

          (xl) Each Mortgaged Property (A) is located on or adjacent to a dedicated road, or has access to an irrevocable easement permitting ingress and egress, (B) is served by public utilities and services generally available in the surrounding community or otherwise appropriate for the use in which the Mortgaged Property is currently being utilized, and (C) constitutes one or more separate tax parcels or is covered by an endorsement with respect to the matters described in (A), (B) or (C) under the related title insurance policy (or the binding commitment therefor);

          (xli) Based solely on a flood zone certification or a survey of the related Mortgaged Property, if any portion of the improvements on the Mortgaged Property is located in an area identified by the Federal Emergency Management Agency or the Secretary of Housing and Urban Development as having special flood hazards categorized as Zone "A" or Zone "V" and flood insurance is available, the terms of the Mortgage Loan require the Borrower to maintain flood insurance, or at such Borrower's failure to do so, authorizes the Lender to maintain such insurance at the cost and expense of the Borrower;

          (xlii) To the knowledge of the Seller, with respect to each Mortgage which is a deed of trust, a trustee, duly qualified under applicable law to serve as such, currently so serves and is named in the deed of trust or has been substituted in accordance with applicable law or may be substituted in accordance with applicable law by the related mortgagee, and except in connection with a trustee's sale after a default by the related Borrower, no fees are payable to such trustee;

          (xliii) RESERVED.

          (xliv) Except as disclosed in the Exception Report to this Agreement, to the knowledge of the Seller as of the date hereof, there was no pending action, suit or proceeding, arbitration or governmental investigation against any Borrower or Mortgaged Property, an adverse outcome of which would materially and adversely affect such Borrower's ability to perform under the related Mortgage Loan;

          (xlv) No advance of funds has been made by the Seller to the related Borrower (other than mezzanine debt and the acquisition of preferred equity interests by the preferred equity interest holder, as disclosed in the Prospectus Supplement), and no funds have, to the Seller's knowledge, been received from any person other than, or on behalf of, the related Borrower, for, or on account of, payments due on the Mortgage Loan;

          (xlvi) To the extent required under applicable law, as of the Cut-off Date or as of the date that such entity held the Note, each holder of the Note was authorized to transact and do business in the jurisdiction in which each related Mortgaged Property is located, or the failure to be so authorized did not materially and adversely affect the enforceability of such Mortgage Loan;

          (xlvii) All collateral for the Mortgage Loans is being transferred as part of the Mortgage Loans;

          (xlviii) Except as disclosed in the Exception Report to this Agreement or the Prospectus Supplement with respect to the Crossed Mortgage Loans and Mortgage Loans secured by multiple Mortgaged Properties, no Mortgage Loan requires the lender to release any portion of the Mortgaged Property from the lien of the related Mortgage except upon (A) payment in full or defeasance of the related Mortgage Loan, (B) the satisfaction of certain legal and underwriting requirements that would be customary for prudent commercial mortgage lenders, (C) releases of unimproved out-parcels or (D) releases of portions of the Mortgaged Property which will not have a material adverse effect on the use or value of the collateral for the related Mortgage Loan;

          (xlix) Except as provided in paragraphs (xxxi)(J) and (K) above, any insurance proceeds in respect of a casualty loss or taking will be applied either to (A) the repair or restoration of all or part of the related Mortgaged Property, with, in the case of all casualty losses or takings in excess of a specified amount or percentage that a prudent commercial lender would deem satisfactory and acceptable, the lender (or a trustee appointed by it) having the right to hold and disburse such proceeds as the repair or restoration progresses (except in any case where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender) or (B) to the payment of the outstanding principal balance of such Mortgage Loan together with any accrued interest thereon;

          (l) Each Form UCC-1 financing statement, if any, filed with respect to personal property constituting a part of the related Mortgaged Property and each Form UCC-2 or UCC-3 assignment, if any, of such financing statement to the Seller was, and each Form UCC-3 assignment, if any, of such financing statement in blank which the Trustee or its designee is authorized to complete (but for the insertion of the name of the assignee and any related filing information which is not yet available to the Seller) is, in suitable form for filing in the filing office in which such financing statement was filed;

          (li) To the Seller's knowledge, (A) each commercial lease covering more than 10% (20% in the case of any Mortgage Loan having an original principal balance less than $2,500,000) of the net leaseable area of the related Mortgaged Property is in full force and effect and (B) there exists no default under any such commercial lease either by the lessee thereunder or by the related Borrower that could give rise to the termination of such lease;

          (lii) Based upon an opinion of counsel and/or other due diligence considered reasonable by prudent commercial mortgage lenders, the improvements located on or forming part of each Mortgaged Property comply with applicable zoning laws and ordinances, or constitute a legal non-conforming use or structure or, if any such improvement does not so comply, such non-compliance does not materially and adversely affect the value of the related Mortgaged Property. With respect to any Mortgage Loan with a Stated Principal Balance as of the Closing Date of over $10,000,000, if the related Mortgaged Property does not so comply, to the extent the Seller is aware of such non-compliance, it has required the related Borrower to obtain law and ordinance insurance coverage in amounts customarily required by prudent commercial mortgage lenders;

          (liii) Each Mortgage Loan constitutes a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code (but without regard to the rule in Treasury Regulation Section 1.860G-2(f)(2) that treats a defective obligation as a qualified mortgage or any substantially similar successor provision) and all Prepayment Premiums and Yield Maintenance Charges constitute "customary prepayment penalties" within the meaning of Treasury Regulation Section 1.860G-1(b)(2);

          (liv) With respect to any Mortgage Loan that pursuant to the Mortgage Loan Documents can be defeased, (A) the Mortgage Loan cannot be defeased within two years after the Closing Date, (B) the Borrower can pledge only "government securities" (within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, as amended) in an amount sufficient to make all scheduled payments under the Mortgage Loan when due, (C) the Borrower is required to provide independent certified public accountant's certification that the collateral is sufficient to make such payments, (D) the loan may be required to be assumed by a single-purpose entity designated by the holder of the Mortgage Loan, (E) the Borrower is required to provide an opinion of counsel that the Trustee has a perfected security interest in such collateral prior to any other claim or interest, (F) the Borrower is required to pay all Rating Agency fees associated with defeasance (if rating confirmation is a specific condition precedent thereto) and all other reasonable expenses associated with defeasance, including, but not limited to, accountant's fees and opinions of counsel, (G) with respect to any Significant Trust Mortgage Loan (as defined in the Pooling and Servicing Agreement), the Borrower is required to provide an opinion of counsel that such defeasance will not cause any REMIC created under the Pooling and Servicing Agreement to fail to qualify as a REMIC for federal or applicable state tax purposes and (H) with respect to any Significant Trust Mortgage Loan (as defined in the Pooling and Servicing Agreement), the Borrower must obtain Rating Agency confirmation from each Rating Agency that the defeasance would not result in such Rating Agency's withdrawal, downgrade or qualification of the then current rating of any class of Certificate rated by such Rating Agency;

          (lv) The Mortgage Loan Documents for each Mortgage Loan provide that the related Borrower thereunder shall be liable to the Seller for any losses incurred by the Seller due to (A) the misapplication or misappropriation of rents, insurance proceeds or condemnation awards, (B) any willful act of material waste, (C) any breach of the environmental covenants contained in the related Mortgage Loan Documents, and (D) fraud by the related Borrower; provided that, with respect to clause (C) of this sentence, an indemnification against losses related to such violations or environmental insurance shall satisfy such requirement;

          (lvi) If such Mortgage Loan is an ARD Loan, it commenced amortizing on its initial scheduled Due Date and provides that: (A) its Mortgage Rate will increase by no more than two percentage points in connection with the passage of its Anticipated Repayment Date and so long as the Mortgage Loan is an asset of the Trust Fund; (B) its Anticipated Repayment Date is not less than seven years following the origination of such Mortgage Loan; (C) no later than the related Anticipated Repayment Date, if it has not previously done so, the related Borrower is required to enter into a "lockbox agreement" whereby all revenue from the related Mortgaged Property shall be deposited directly into a designated account controlled by the Master Servicer; and (D) any cash flow from the related Mortgaged Property that is applied to amortize such Mortgage Loan following its Anticipated Repayment Date shall, to the extent such net cash flow is in excess of the Monthly Payment payable therefrom, be net of budgeted and discretionary (servicer approved) capital expenditures;

          (lvii) Except as disclosed in the Prospectus Supplement, no Mortgage Loan, and no group of Mortgage Loans made to the same Borrower and to Borrowers that are affiliates, accounted for more than 5.0% of the aggregate of the Stated Principal Balances of all of the Mortgage Loans and all the mortgage loans sold to the Depositor by Column Financial, Inc. ("Column") pursuant to that certain Mortgage Loan Purchase Agreement dated as of September 11, 2003 between the Depositor and Column; and

          (lviii) The Seller has delivered to the Trustee or a custodian appointed thereby, with respect to each Mortgage Loan, in accordance with
Section 3 of this Agreement, a complete Mortgage File.

          (lix) Origination of the Mortgage Loans. All of the Mortgage Loans were originated by the Seller.

                                   EXHIBIT B

                            AFFIDAVIT OF LOST NOTE


STATE OF NEW YORK         )
                          )  ss.:
COUNTY OF NEW YORK        )


                  _______________________, being duly sworn, deposes and says:

                  1. that he is an authorized signatory of KeyBank Financial, Inc. ("KeyBank");

                  2. that KeyBank is the owner and holder of a mortgage loan in the original principal amount of $__________________ secured by a mortgage (the "Mortgage") on the premises known as ___________________________ located in _________________ ;

                  3. (a) that KeyBank , after having conducted a diligent investigation of its records and files, has been unable to locate the following original note and believes that said original note has been lost, misfiled, misplaced or destroyed due to a clerical error:

                  a note in the original sum of $_____________ made by ____________ , to KeyBank National Association, under date of ______________ (the "Note");

                  4.    that the Note is now owned and held by KeyBank;

                  5. that the Note has not been paid off, satisfied, assigned, transferred, encumbered, endorsed, pledged, hypothecated, or otherwise disposed of and that the original Note has been either lost, misfiled, misplaced or destroyed;

                  6. that no other person, firm, corporation or other entity has any right, title, interest or claim in the Note except KeyBank; and

                  7. upon assignment of the Note by KeyBank to Credit Suisse First Boston Mortgage Securities Corp. (the "Depositor") and subsequent assignment by the Depositor to the trustee for the benefit of the holders of the Credit Suisse First Boston Mortgage Securities Corp. Commercial Mortgage Pass-Through Certificates, Series 2003-C4 (the "Trustee") (which assignment may, at the discretion of the Depositor, be made directly by KeyBank to the Trustee) KeyBank covenants and agrees (a) promptly to deliver to the Trustee the original Note if it is subsequently found, and (b) to indemnify and hold harmless the Trustee and its successors and assigns from and against any and all costs, expenses and monetary losses arising as a result of KeyBank's failure to deliver said original Note to the Trustee.


                              KEYBANK NATIONAL ASSOCIATION


                              By:__________________________________________
                              Name:
                              Title:


Sworn to before me
this ________ day of September 2003